Exhibit 10.1

CONTRACT FOR THE PROVISION OF CASH COLLECTION SERVICES ENTERED INTO BY AND BETWEEN

ID GLOBAL LATAM S.A.S. AND RECAUDO BOGOTÁ S.A.S.

Between and by the undersigned namely, on the one hand, RECAUDO BOGOTÁ S.A.S., a corporation with main domicile in the city of Bogotá D.C., existing and legally incorporated under the Laws of the Republic of Colombia, identified with TIN 900.453.688-5, legally represented by JAVIER CANCELA FRÍAS with alien’s identity card number [**], acting in his capacity of Legal Representative (hereinafter so called RBSAS); and on the other hand, ID GLOBAL LATAM S.A.S. (hereinafter so called IDG LATAM), a corporation with its main domicile in the city of Bogotá D.C., incorporated under document issued by Shareholders' Meeting of May 20 of 2014, registered under number 01844129 of June 13 of 2014, book IX of the Chamber of Commerce of Bogota, existing and legally incorporated under the laws of the Republic of Colombia, identified with TIN 900.740.830-6 legally represented by RICARDO ADOLFO GALEANO ARIAS with citizenship card number [**] issued in Bogotá, D.C.. Both parties herein so called individually as the "Party" and collectively as the "Parties", agree herein to enter into this Contract for the Provision of Cash Collection Services (hereinafter so called the "Contract"), prior the following:

CHAPTER 1. GENERAL RECITALS.

1.	On August 11 of 2011, Concession Contract No. 001 of 2011 was entered into by and between TRANSMILENIO S.A. and RECAUDO BOGOTÁ S.A.S., which purpose is to: "grant in concession the DESIGN, PROVISION, IMPLEMENTATION, OPERATION AND MAINTENANCE OF THE MONEY COLLECTION SUBSYSTEM, THE INFORMATION AND CUSTOMER SERVICE SUBSYSTEM AND INFORMATION INTEGRATION AND CONSOLIDATION SUBSYSTEM; THE DESIGN, PROVISION, IMPLEMENTATION, MANAGEMENT AND MAINTENANCE OF THE FLEET CONTROL SUBSYSTEM; PROVISION OF CONNECTIVITY; INTEGRATION AMONG THE MONEY COLLECTION SUBSYSTEM, THE FLEET CONTROL SUBSYSTEM, INFORMATION AND CUSTOMER SERVICE SUBSYSTEM AND THE INFORMATION INTEGRATION AND CONSOLIDATION SUBSYSTEM COMPRISING SIRCI, FOR THE INTEGRATED PUBLIC TRANSPORT SYSTEM OF BOGOTÁ, D.C." (the "Concession Contract").

2.	Within the objectives of the Integrated Public Transport System (hereinafter so called SITP) set forth in District Decree 309 of 2009, are among others, those related to improvement of the public transport service coverage in the different areas of the city, accessibility thereto and their connectivity, as well as the operational and fare integration of the public transport system, by establishing, for said purpose, progressivity, timeliness, accessibility, efficiency, financial and environmental sustainability, safety, quality, economy, coordination and complementarity related principles.

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3.	In respect of the Concession Contract, RBSAS assumed the design, provision, implementation, operation and maintenance of the Money Collection Subsystem of the Integrated Public Transport System -SITP- in Bogotá (the "Money Collection Services").

4.	In accordance with the Concession Contract, a Trust (hereinafter so called the "Trust") with Fiduciaria Fidudavivienda, for the payment of all operation services of the Integrated Public Transport System, was established through IRREVOCABLE GUARANTY MERCANTILE TRUST CONTRACT No.4-2-0371, entered into between and by RECAUDO BOGOTÁ S.A.S as the Trustor and FIDUCIARIA DAVIVIENDA S.A. as the Trust Entity, as certified in Schedule 7.

5.	RBSAS is interested in providing the Money Collection Services through technological, efficient mechanisms and related to Information and Communications Technologies (ICTs).

6.	For the foregoing, RBSAS suggested Transmilenio S.A. (hereinafter so called TMSA) as the Concession Contract Managing entity for the provision of the Money Collection Services by means of a self-service project with Self-Service Devices (the “Self-Service Devices”), which was approved by TMSA through document 2016EE11380 of July 14 of 2016.

7.	Taking into consideration such approval, RBSAS carried out a process in order to select the legal entity that would offer the provision of Cash Collection Services through Information and Communications Technologies (ICTs) such as Self-Service Devices enabling to offer all functionality that takes place at the ticket office area of Transmilenio system.

8.	In such process, IDG LATAM’s bid dated June 10 of 2016 was selected, along with its corresponding schedules and amendments, which final scope is included in Schedule 1, because it has mechanisms available assuring Cash Collection Services as part of the Money Collection Services provided safely and efficiently by RBSAS and using tools and devices directly related to information technologies.

9.	In accordance with item 15.2 of the Concession Contract, RBSAS is entitled to enter into all contracts and operations inherent to the nature of the Concession Contract, provided that, they are within the scope of the rights the concession grants and are consistent with its purpose.

10.	IDG LATAM, holds copyrights necessary for the use of the software license that will be used to provide the Cash Collection Services hereunder.

11.	IDG LATAM has undersigned an agreement with the company SLABB INC, which enables to comply efficiently with the development, execution and compliance with this Contract as set forth in Schedule 2.

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12.	That pursuant to the aforementioned, the Parties have decided to enter into this Contract for the Provision of Cash Collection Services, which comprises the following services: a) The delivery, installation, commissioning and availability of the Equipment described in detail in Schedule 3, and including the Uninterruptable Power Supplies (“UPS”) described in Schedule 15 (collectively the “Equipment”), which provision and availability of the Equipment, to be undertaken in accordance with the terms and conditions of this Contract and its Schedules is herein referred to as the “Physical Availability of Equipment Services” and; b) the provision of software and maintenance services for the Equipment and for the system within which it is to operate, including services for system monitoring and software and Equipment maintenance (the “Maintenance Services” as defined in Scheduled 8 and in Clause Thirteen of this Contract) The Physical Availability of Equipment Services and the Maintenance Services are herein collectively referred to as the “Services”.

CHAPTER 2. PURPOSE, SCOPE AND EFFECTIVENESS.

CLAUSE ONE - PURPOSE. By virtue of this Contract, IDG LATAM binds itself with RBSAS to provide the Services to enable the provision and use of the Cash Collection Services by users of the Integrated Public Transport System of Bogotá (SITP), who use Equipment that will be provided by IDG LATAM, to RBSAS, for the provision of the Services set forth herein through Information and Communication Technologies (ICTs) under those terms and conditions described in detail herein.

PARAGRAPH ONE. For relevant purposes of this Contract, Cash Collection Services are defined as the operation of Self-Service Devices in order to accept bills and coins of different denominations as defined in Schedule 1 hereto, recharge SITP transport cards, store such bills and coins, keep records of the amounts deposited in the Self-Service Devices, keep them within said devices until RBSAS through its security transport company removes the money amounts in said devices and the other functionalities defined in Schedule 1 (Description and Scope of Services).

CLAUSE TWO - SCOPE: IDG LATAM, during the term of this Contract, binds itself to provide the Services in an independent manner, with full technical, financial, legal and administrative autonomy, through those tools and technological equipment described in Schedule 3, which are directly related to the Information and Communications Technologies enabling RBSAS to operate the Money Collection System in a more efficient manner, without prejudice of recommendations and suggestions made by RBSAS. Should these recommendations and suggestions imply an increase in the cost not foreseen in the Contract, adoption thereof shall be subject to an economic re-adjustment, if applicable.

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PARAGRAPH ONE: In all cases, it is understood that IDG LATAM is neither bound nor entitled to operate the SITP Money Collection System, since this obligation, pursuant to the Concession Contract, is vested in RBSAS. In this manner, IDG LATAM is obliged to provide professional services enabling RBSAS to operate the SITP Money Collection System more efficiently through it’s operation of the Self-Service Devices which are the subject of this contract.

PARAGRAPH TWO: Taking into consideration the scope described, IDG LATAM may not handle the money collected directly by virtue of the Service provision.

CLAUSE THREE - EFFECTIVENESS: This Contract will be effective for a ten (10) year period commencing from the issuance of the insurance policies.

PARAGRAPH: This Contract will not be extended unless express written consent of the Parties, which must be signed with a minimum of ninety (90) days prior to its expiration.

CLAUSE FOUR – TECHNOLOGICAL TOOLS AND EQUIPMENT: In order to comply with the purpose of this Contract, IDG LATAM will provide the Equipment described in Schedule 3 hereto (the "Equipment").

PARAGRAPH ONE: IDG LATAM may provide the Services with Equipment other than the those described in Schedule 3, provided that, said Equipment has the prior, written and express authorization by the legal representative of RBSAS, and likewise, that such Equipment is directly related to the ICTs and have similar, equal or superior functionalities than those described in Schedule 3 enabling RBSAS to manage the Money Collection System more efficiently.

CHAPTER 3. OBLIGATIONS OF THE PARTIES

CLAUSE FIVE - OBLIGATIONS OF IDG LATAM:

1.	Provide the Services in accordance with those provisions set forth in this Contract and its Schedules.

2.	Train direct employees or personnel authorized by RBSAS so that in turn, they provide in-house training to personnel appointed in accordance with Schedule 6.

3.	Provide the Services through the Equipment defined in Schedule 3.

4.	Ensure effective, correct and ongoing operation of the Services, as agreed in this Contract, especially those provisions defined in Schedule 1.

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5.	Ensure the Services are provided through the Information and Communication Technologies related tools.

6.	Provide efficiently the Maintenance Services for the Equipment and its associated Software in an efficient manner pursuant to those provisions set forth in this Contract, and defined in detail in Schedule 8.

7.	Provide additional functionalities through the Equipment, upon RBSAS request if legally, financially and technically feasible. The Parties shall mutually agree to the cost and delivery times of these additional functionality requests.

8.	Allow RBSAS, through the Maintenance Services provided, to monitor the operational status of the Equipment, as defined in Schedule 1.

9.	Provide automatic backup, related to the information stored in each piece of Equipment, as defined in Schedule 1.

10.	Develop, and manage the preventive maintenance plans in accordance with those provisions set forth in Schedule 8 and oversee RBSAS in executing such maintenance plans. For the commencement of the contract, IDG LATAM shall deliver the first year Preventive Maintenance Plan, within 15 business days following RBSAS certification of the first version of production software. These plans shall be supported with technical information of the components of the Equipment.

11.	Identify in a timely and diligent manner through remote monitoring, any types of damage to the Equipment, pursuant to Schedule 1.

12.	Strictly comply with all copyrights related to the operation of Equipment and Software Source Code thereof.

13.	Enter into an Escrow Account Contract for Source Code of Software provided by IDG LATAM hereunder and its upgrades, within five (5) calendar days from the date on which production software certification is issued by RBSAS.

14.	Monitor the Equipment in order to ensure that such Equipment is active and operating per the specifications included in this Contract, and defined in Schedule 8.

15.	Receive and respond to alarms and maintenance requests, serve, manage and resolve them in accordance with Schedule 8.

16.	Develop, in conjunction with RBSAS, a Contingency Plan to mitigate in the shortest time possible, effects from any catastrophic failures of the Equipment, which cause a disruption of the Cash Collection Service.

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17.	Carry out all preventive and corrective maintenance activities referred to in Schedule 8 that shall be recorded both in the virtual tools made available by RBSAS for maintenance and support, and in physical or virtual documents to keep evidence of the activities that are being executed on the Equipment by IDG LATAM. For this purpose, RBSAS will provide IDG LATAM with remote access to the incident management tool of RBSAS, with the purpose to make RBSAS able to monitor in real time the incident management tool and document the incidents associated to the Equipment.

18.	Comply with those provisions set forth in Schedule 13 related to the reconfiguration of the 80 pieces of Equipment corresponding to the Leasing Contract with sale option of Self-Service Devices entered into by and between the Parties hereto on September 8 of 2015.

19.	Not make any modifications to the API (Application Programming Interface, hereinafter so called RBAPI) owned by RBSAS, such as decompiling, changing, manipulating its source code or software, without prior written authorization by RBSAS.

20.	Share with RBSAS the RBAPI integration design in order to validate it, and allow revisions on the source code and integration tests for its proper operation.

21.	Make any necessary adjustments and associated tests to the Equipment software in the event the RBAPI version is modified by RBSAS, to ensure the ongoing operation of the software.

22.	Responsibility for money identified by the RBSAS’s security transport company as counterfeit currency.

23.	Responsibility for the differences in the conciliation report attributable to failures in the Equipment, when those failures are solely attributable to IDG LATAM

24.	Ensure the transmission of transactions to the central Fare Collection System (FCS), generated during the payment and sale process of cards, as well as during the loading of transport units onto existing cards. In the event such transactions conducted by the Equipment are not transferred to the RBSAS FCS solely attributable to IDG LATAM’s software, and such transactions are thereby permanently lost, the value of those transactions shall be borne and paid by IDG LATAM to RBSAS. For purposes of this contract, this shall be defined as lost transactions: all recharges carried out on the card, without its value being reported in the Fare Collection System (FCS).

25.	Provide reports in real time and from previous days, through which details on loading and sale transactions of cards may be viewed. In addition these reports shall provide transaction times, where the duration time of each transaction is seen, as well as information on the cash flow related to the input and output of money associated with ATM Plus Equipment.

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26.	Provide up to 150 pieces of uninterrupted power supplies (UPS) under the terms and conditions established in Schedule 15 of this Contract. The value of the UPS shall not exceed the amount of two thousand one hundred million pesos (COP$2.100.000.000).

27.	Ensure that any and all required Policies are in force as set forth in this Contract.

28.	Inform RBSAS about any shareholding modifications, mergers, acquisitions and in general, any changes in ownership and control of IDG LATAM.

29.	Comply with all obligations of this Contract and its Schedules and all applicable Laws.

CLAUSE SIX– OBLIGATIONS OF RBSAS: By signing this Contract, RBSAS binds itself to:

1.	Deliver to IDG LATAM all the information necessary for the performance of its obligations under of this Contract on a timely basis.
2.	Pay IDG LATAM for the Services stated in this Contract giving immediate instructions of wire transfer to its Trust (Fidudavivienda) after receipt of approved invoice, so that the corresponding funds are transferred to the COP bank account in Colombia indicated by IDG LATAM in a timely and efficient manner.
3.	State in advance and prepare as required hereunder the physical premises as defined in Schedule 5 and with Transmilenio S.A.’s prior approval, where the Services will be provided through the installation of the Equipment.
4.	Bear the cost for ensuring that the necessary electric power services, physical infrastructure, and network communications are available for the scheduled installation and provisioning of the Equipment.
5.	Inform IDG LATAM about information that may affect it’s ability to provide the Services in the manner required by this Contract.
6.	Hold all proper authorizations and licenses so that IDG LATAM can provide the Services through the Equipment as defined in this contract.
7.	Have the necessary personnel available, during the first month after installation to assist SITP riders in the use of the Equipment through which the Cash Collection Services will be provided by IDG LATAM.
8.	Provide the Contactless Smart Cards (TISC) for the provisioning of the Services.
9.	Develop, in conjunction with IDG LATAM, a Contingency Plan to mitigate in the shortest time possible, effects from any catastrophic failures of the Equipment, which cause a disruption of the Cash Collection Service.
10.	Deliver the RBAPI to IDG LATAM and issue its license for use during the term of this contract.

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11.	Comply with all obligations set forth in this Contract, its Schedules and all associated Governing Laws.

CHAPTER 4. SERVICES OF THE CONTRACT

TITLE I. THE PHYSICAL AVAILABILITY OF EQUIPMENT SERVICE

CLAUSE SEVEN – PHYSICAL AVAILABILITY OF EQUIPMENT SERVICE DEFINITION: Physical Availability of Equipment Service includes the installation and commissioning of Equipment at RBSAS locations defined in Schedule 5 as evidenced by the signature of both parties of the Act of Installation defined in Schedule 9.

CLAUSE EIGHT- OWNERSHIP OF THE EQUIPMENT: The Equipment, through which the Cash Collection Services of this contract will be provided, are owned by IDG LATAM.

PARAGRAPH ONE: Under this clause, during the term of this Contract, IDG LATAM may not lease the installed Equipment associated with this Contract to any third parties.

CLAUSE NINE - AUTHORIZED USE OF EQUIPMENT AND IDG (IDGSW) SOFTWARE APPLICATION: IDG LATAM holds all permits/licenses/authorizations/proprietary rights/ non-economic rights, and in general, all authorizations related to the IDG Software application installed on the Equipment (“IDGSW”), including the source code of IDGSW (the “Source Code”). IDG LATAM guarantees that it has acquired the Equipment ownership, manufactured according with the design approved by RBSAS, and has developed the IDGSW Application lawfully, legally and without infringing any provisions related to copyrights or third party’s rights or privileges.

PARAGRAPH ONE: In the event this Contract is terminated, or the Services disrupted by the fact that IDG LATAM does not hold all permits, licenses, rights, authorizations, regarding the Equipment or the IDGSW Application, as provided for in this contract, it shall pay RBSAS for all penalties or sums of money included herein, without prejudice of the other legal, extralegal actions and compensations to which RBSAS is entitled, once causes have been proven, and judgment against IDG LATAM has been declared by authorities.

CLAUSE TEN – SERVICE PROVISION SITE. IDG LATAM shall provide the Physical Availability of Equipment Service, through the Equipment at the Transmilenio S.A. stations defined by RBSAS and provided in Schedule 5, subject to RBSAS preparation of each such station location in accordance with the requirements of this Contract.

PARAGRAPH ONE: At any time, during the term of this Contract, RBSAS may make changes to the locations where the Services are to be provided, reporting such planned activity at least 30 days prior to it taking place to IDG LATAM. So as to ensure IDG LATAM can take measures it deems necessary to accommodate the changes. RBSAS shall bear all mutually agreed to costs identified by IDG LATAM to accommodate these RBSAS initiated changes. The parties expressly declare that the payments for the Physical Availability of Equipment Service related to the Equipment shall continue to be paid in full by RBSAS without modification in the event a change of location of any Equipment is required, or any other change which may affect the Services is made by RBSAS.

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PARAGRAPH TWO: Under no circumstances, shall IDG LATAM modify the sites where the Services are to be provided without prior, written and express authorization by RBSAS.

CLAUSE ELEVEN- SCHEDULE: The Physical Availability of Equipment Service provided by IDG LATAM commences from the moment RBSAS and IDG LATAM execute the Act of Installation and Commissioning of each piece of Equipment, as defined in the Section C of Schedule 9.

All pieces of Equipment will be physically available in the City of Bogota in accordance with the timetable provided in Schedule 10. In the event that, IDG LATAM fails to comply with said timetable, the penalties for delay of delivery shall be enforced as set forth in Schedule 10.

CLAUSE TWELVE – PAYMENT TERMS - PHYSICAL AVAILABILITY OF EQUIPMENT SERVICES: The remuneration to IDG LATAM, relative to the Physical Availability of Equipment Services stated in this Contract will be paid monthly by RBSAS, according to the payment procedure established on behalf of the Fiduciary (Fidudavivienda Trust), set forth in Schedule 7, and associated with the two types of invoices described below:

1. INVOICE FOR PHYSICAL AVAILABILITY OF EQUIPMENT SERVICE: The invoices for the Physical Availability of Equipment Service and UPS shall be submitted during the first ten (10) calendar days of each month in accordance with the requirements of the Fidudavivienda Trust. The payment of said invoices will be made thirty (30) calendar days after the submission of said invoices via bank wire transfer to the account designated by IDG LATAM that must be informed in writing to RBSAS. The bank account details shall be provided to RBSAS via a written communication. These payments are not subject to any penalties, withholding, deductions or modifications by RBSAS. The values corresponding to these invoices are provided in Schedule 12.

If after seven (7) calendar days from a mutually agreed to installation schedule for the Equipment set forth in Schedule 10, RBSAS has not made the required sites available and prepared for Equipment installation, IDG LATAM will invoice RBSAS for the Physical Availability of Equipment Service associated with each of the pieces of Equipment designated to be installed at those sites. To evidence that the said Equipment is available for installation as required, IDG LATAM shall provide a Notice of Equipment Availability as defined in the Section C of Schedule 9 to RBSAS. The foregoing implies that the said Equipment is ready to be installed and configured for the provision of the Service in the agreed term, and its delay to set it in operation does not depend in any way of IDG LATAM.

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Payments corresponding to invoices related to the scenario defined in the paragraph above, shall be made within ten (10) calendar days after the submission of the said invoices to RBSAS in accordance with the requirements of the Fidudavivienda Trust via bank wire transfer to the account designated by IDG LATAM. These payments are not subject to any penalties, withholding, deductions or modifications by RBSAS.

2. INVOICE FOR INSTALLATION OF EQUIPMENT: The invoices for the installation of the Equipment shall be issued twice a month for the Equipment that have been installed during the period of the invoicing month. The payment of said invoices will be made ten (10) calendar days after the submission of said invoices via bank wire transfer to the account designated by IDG LATAM. These payments are not be subject to any penalties, withholding, deductions, or modifications by RBSAS.

TITLE II. SERVICES FOR SYSTEM MONITORING AND SOFTWARE AND EQUIPMENT MAINTENANCE (“MAINTENANCE SERVICES”).

CLAUSE THIRTEEN – DEFINITION OF THE MAINTENANCE SERVICES: The services associated with this section are described below:

System Monitoring: Real time monitoring and reporting of the availability of the services associated with the Equipment (ATM and ATM Plus). This includes the Equipment’s software application and hardware components.

The Monitoring of the hardware components, is carried out as follows: The CPU, regarding the RAM consumption, physical memory consumption and the percentage used by the processor; The UPSs, input voltages, output voltages, battery charge percentages, load level of the battery and temperature of the UPSs; The state of the cameras, as active and operational; The 3000 Bill Note Validator (Cash Code), check for bill jamming, communication errors (lack of connection with the Equipment, poor physical connection or in a deteriorated state), failure in a component (Cash box, validation reading sensors, inspection engines), Filling up the Stacker, Stacker about to be full and poor location of the cash box; The Validator – BNR Recycler regarding bill jamming, communication errors, failure in a component (Validation reading sensors, inspection engines), Stacker about to be full, bill transportation errors, lack of power, full Stacker and open Stacker; The Coin Acceptor: Check the rejected coins, coin validation, opening and closing of coin input doors, failure in the optical sensors, damage in the coin return mechanism, external guide lighting damage; Coin recycler: Report the rejected coins, coin validation, opening and closing of coin input doors, optical sensor failures, damage in the coin return mechanism, damage in the external guide lighting, change tubes full, change tubes open, full hoppers, hopper jamming; The card reader: Detecting the peripheral; and regarding the Card Dispenser, the module carries out the detection of the peripheral, detecting the amount of cards in the dispenser, detecting jamming throughout, dispensing errors, communication and temperature errors.

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Regarding the Monitoring of Transactions the System allows the detailed monitoring of each of the coin, bill or mixed transactions; the confirmation of the identification of the Equipment (ID POS) in which the transaction is carried out; the money accumulated per transactions; the total transactions specified per each bill and / or coin denomination, the corresponding amount and quantity; the balance of the SAM and OLSAM cards before and after each transaction; and the card number with which the transaction is carried out.

Finally, regarding the Monitoring of the IDGSW Software Application, the following variables are validated: State of the SW generally through a keep alive; state of the carried out daily Equipment closure (successful or unsuccessful); API initiation status when the correct communication with the Equipment is not carried out; General State of each of the peripherals; SAM and OLSAM Balance; Confirmation of the version of the API; Door opening; Bill note and cash bill validation as in coins of the recycling devices; and Validation of the sale card numbers in the dispenser.

Maintenance Service by IDG LATAM: IDG LATAM shall also provide maintenance and support services as described in Schedule 8.

PARAGRAPH: This service will be initiated once the logical configuration of the Equipment and its IDGSW software application is carried out, with the guarantee that the network communications and FCS provided by RBSAS is available, for the operation of the mentioned software. This shall be evidenced by the delivery of the Act of Service Provision Initiation, contained in the Section C of Schedule 9.

CLAUSE FOURTEEN – CONTINUITY IN PROVIDING SERVICES: IDG LATAM shall provide these services in an ongoing and efficient manner within those timetables set forth in Schedule 1. In the case the Transmilenio system increases its service hours permanently for more than 2 hours within a given timeframe, the Parties hereto by mutual agreement will adjust the compensation payable to IDG LATAM for the Maintenance Services hereunder.

The Equipment monthly failure index associated with the Maintenance Services , shall be less or equal to zero point five (0.5), in accordance with the Monthly Failure Index Penalty Table included in Schedule 8. It will be verified according to the monitoring activities performed by RBSAS on the Cash Collection Services. In this regard, IDG LATAM shall provide the technical or IT services to enable the installation, upgrade and in general, carry out all activities within the scope of this Contract necessary to maintain the proper operation of the Equipment to ensure the ongoing provision of the Cash Collection Services in accordance with this Contract.

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PARAGRAPH ONE: Should IDG LATAM not maintain compliance with the Incident Solution Time indicators corresponding to Level 0 and Level II Maintenance as well as the Monthly Failure Index pursuant to Schedule 8, RBSAS shall proceed to make a discount in accordance with Tables 1, 2, and 3 included in Schedule 8 associated with the impacted monthly invoices that relate to the Maintenance Services of IDG LATAM for the relevant month. Discounts shall be made in accordance with the penalty tables described in Schedule 8; unless the cause, event or circumstance is not in the control of IDG LATAM, such as failures arising from the acts or omissions of RBSAS, their respective employees, agents, contractors or representatives, customers or any other third parties, whether or not acting on behalf of RBSAS, non-availability of electrical service for a period of time greater than the provided UPS, a network communications failure, except when they are associated directly to the ATM machine, a failure of the RBSAS FCS, a failure attributed to the RBAPI, a planned maintenance windows, any vandalism or acts of God, and use of the Equipment not within it’s operational specifications.

PARAGRAPH TWO: Without prejudice of the indicator set forth in this Clause, IDG LATAM shall assure that the Maintenance Services, Monthly Failure Index (as defined in Schedule 8) shall not be greater than two (2) in accordance with Schedule 11. Should IDG LATAM provide this Service with an index level that exceeds this, it will imply a serious breach by IDG LATAM as defined in Schedule 11.

Notwithstanding any other provision of this Contract, the provisions of paragraphs One and Two of this Clause Fourteen shall only take effect and shall commence upon the date of execution of the Act of Installation and Commissioning for the last piece of Equipment which is required to be installed in accordance in Schedule 5, or in the event of any delays in such installation caused by IDG LATAM, upon the expiration of six (6) months after the delivery of the first Act of Installation and Commissioning, whichever date shall be the sooner. Accordingly, no penalties shall be paid by IDG LATAM but this does not eliminate the possibility for RBSAS to make effective the performance bond arising from failure by IDG LATAM to comply with its obligations in this contract, with the exception to the Index of Monthly Failures for the first six (6) months as per Point 1 of the items attributable to IDG LATAM in Schedule 11. During this period IDG LATAM will not invoice RBSAS for Maintenance Services.

PARAGRAPH THREE: Pursuant to Schedule 2, the companies ID Global Solutions Corporation U.S. and, SLABB INC., have committed themselves to sign an agreement in which they will be shareholders of IDG LATAM to guarantee the continuity in the provision of the Services. In this agreement, it shall be established that SLABB INC. will be shareholder of IDG LATAM.

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The timeframe to comply with the inclusion of SLABB INC. as shareholder will be of four (4) months as a maximum, from the date on which this Contract is signed.

CLAUSE FIFTEEN - EQUIPMENT MAINTENANCE AND REPAIRS: The Maintenance Services shall be ongoing and without disruptions, in accordance with Schedule 8 which describes service and maintenance levels, those responsible, and activities corresponding to each level.

PARAGRAPH ONE: IDG LATAM shall carry out at its own account and risk all processes to obtain availability guarantees and/or replacement solutions of the components from the manufacturers. Any component of the Equipment shall be replaced with a new one when it fails more than twice a month, provided that said failure is not attributable to design off-spec equipment operation, vandalism or any other acts or omissions of any third party. The replacement of one component in one piece of Equipment should be done by another of the same reference and characteristics complying with what is established in this contract and its Schedules.

In case of unavailability of the same reference component, it shall be replaced with another of the same or better characteristics.

PARAGRAPH TWO: Under no circumstances, will IDG LATAM modify the locations where the services shall be provided, without prior written and express authorization of RBSAS.

CLAUSE SIXTEEN - STOCK: For purposes of ensuring the ongoing provision of the Services, IDG LATAM shall ensure availability in Stock of two (2) complete pieces of Equipment as referenced in Schedule 3, and adequate quantity of spare parts, never to be less than 3% of total number of devices, assuring the effective compliance with those Services derived from this Contract.

PARAGRAPH ONE: Given the broad duration of this Contract, the Parties hereto may agree to change by mutual agreement the amount of pieces of Equipment and spare parts required to keep in Stock.

PARAGRAPH TWO: Spare parts of the Equipment are to be originals in compliance with the suitability and quality features for the provision of the Services and in accordance with the technical specifications of each spare part and component of the Equipment. In all cases, when RBSAS makes changes to the Equipment components, it shall inform IDG LATAM immediately and deliver them the changed components within 24 hours after the corresponding change has taken place.

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CLAUSE SEVENTEEN - REPORTS: The third business day of each month at the latest, IDG LATAM shall provide RBSAS with a report on the Equipment operation for the preceding month. The report shall include: i) References of the Equipment made available during that time, ii) Downtime hours of the Equipment due to failure not attributable to IDG LATAM in accordance with Clause Fourteen herein, iii) number of hours each piece of Equipment operated, iv) number of transactions made by each piece of Equipment, v) amount of money collected by each piece of Equipment, and information from the other functionalities of the pieces of Equipment vi) service level calculations for the Maintenance Services for the Monitoring and Level 0 and Level II Maintenance Services only of the corresponding month, vii) action plans in case of failure to comply, and viii) additional information agreed.

PARAGRAPH ONE: As to the report referred to in this clause, RBSAS may request IDG LATAM any clarification that might be required and which is directly related to the purpose of the Contract. IDG LATAM will respond to such request in a reasonable time according to its complexity.

PARAGRAPH TWO: RBSAS may compare the report referred to in this Clause with those results from the Software delivered by IDG LATAM to RBSAS, which will allow tracking the Service provision through the Equipment, RBSAS will be responsible for providing physical means to host the aforementioned software.

CLAUSE EIGHTEEN – PAYMENT TERMS – MAINTENANCE SERVICES: IDG LATAM: The remuneration to IDG LATAM, relative to the System Monitoring and Software and Equipment Maintenance Service stated in this Contract will be paid monthly by RBSAS, according to the payment procedure established on behalf of the Fiduciary (Fidudavivienda Trust), set forth in Schedule 7, and associated with the invoice described below:

1. INVOICE OF THE MAINTENANCE SERVICES: The invoices in reference to the Maintenance Services, shall be submitted during the first ten (10) calendar days of each month, in accordance with the requirements of the Fidudavivienda Trust and based upon the results stated in the report referenced to in Clause Seventeen (17). The payment of said invoices will be made thirty (30) calendar days after the submission of said invoices via bank wire transfer to the account designated by IDG LATAM. The bank account details shall be provided to RBSAS via a written communication. These payments are subject to penalties according to Schedule 8 but are not otherwise subject to any other withholding, deductions or modifications.

PARAGRAPH ONE: PAYMENT PROCEDURE: The payment procedure, on behalf of the fiduciary, is established in Schedule 7.

PARAGRAPH TWO: Along with the Invoice mentioned in this Clause, IDG LATAM shall submit to RBSAS the reports referred to in Clause Seventeen (17).

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CLAUSE NINETEEN – ESCROW ACCOUNT FOR SOURCE CODE: Pursuant to this Contract, the Parties hereto will enter into an Escrow Account Contract for the Source Code with an entity selected by IDG LATAM and duly accepted by RBSAS for said purpose. The Escrow Account Contract for the Source Code shall be made within five (5) calendar days following the date on which Software Certification issued by RBSAS, accordance with Section A of Schedule 9.

CLAUSE TWENTY – BREAKDOWNS AS A RESULT OF VANDALISM: In the event of damages/breakdowns/failures of Equipment directly or indirectly related to acts of vandalism, IDG LATAM shall continue to provide the Services in accordance with those provisions set forth in this Contract. In such cases, IDG LATAM shall carry out, on its own costs and risk, all repairs or replacements of Equipment necessary to assure the proper and ongoing provision of Services, but Equipment affected by vandalism acts will not be included within the availability calculation pursuant to Clause Fourteen.

CHAPTER 5. VALUE OF THE CONTRACT

CLAUSE TWENTY-ONE – VALUE OF THE CONTRACT: The value of this Contract is undetermined but determinable based on the Services to be provided by IDG LATAM pursuant to this Contract and its schedules.

PARAGRAPH ONE: The value of this Contract shall be determined in accordance with Schedule 12 (Financial Model) as follows:

It will result from adding (A + B + C + D), where:

A.	Is the quantity of pieces of Equipment so called ATM AGILIZADOR, in accordance with Schedule 3 (TATMA), multiplied by the monthly price of the Physical Availability of Equipment Service per each ATM AGILIZADOR machine (VMSA), plus the monthly price of the System Monitoring and Software and Equipment Maintenance Service for the System Monitoring and Level 0 and Level II Maintenance Services (VSSMM), plus the legal VAT value at the moment of the invoice, multiplied by the length of the Contract expressed in months (M).

B.	Is the quantity of pieces of Equipment so called ATM PLUS in accordance with Schedule 3 (TATMP), multiplied by the monthly price of the Physical Availability of Equipment Service per each ATM PLUS machine (VMSP), plus the price of the System Monitoring and Software and Equipment Maintenance Service for the System Monitoring and Level 0 and Level II Maintenance Services (VSSMM), plus the legal VAT value at the moment of the invoice, multiplied by the length of the Contract expressed in months (M).

C.	Is the installation price as per piece of Equipment (PI), multiplied by the total amount of pieces of Equipment (TATMA + TATMP).

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D.	Is the monthly value that corresponds to the Physical Availability of Equipment Service for the UPS Equipment defined in Schedule 15 (VUPS) multiplied by the duration of the contract in months (M)

Which calculation formula is expressed as follows:

Value of the Contract = [[(TATMA * (VMSA + VSSMM)* M) + (TATMP * (VMSP + VSSMM)* M)] + (PI*(TATMA+TATMP)) + (VSUPS*M)] + VAT

Where;

TATMA = 301

VMSA = $[**] COP

TATMP = 439

VMSP = $[**] COP

PI = $[**] COP

VSUPS= $ pending

M = 120 months

PARAGRAPH TWO: Values corresponding to all services provided under this contract related to the installed ATM Agilizador and ATM PLUS Equipment shall be increased annually pursuant to the Consumer Price Index (CPI), which is set for the corresponding year.

PARAGRAPH THREE: The value of the Equipment of Uninterrupted Power Supplies (UPS) will not be taken into consideration to calculate the value of the insurance policies.

CHAPTER 6. BONDS OF THE CONTRACT

CLAUSE TWENTY-TWO – BONDS: IDG LATAM commits itself to constitute, on behalf of RBSAS, within fifteen (15) business days following the signing of this Contract, the policies indicated in this Clause, which shall be issued by an insurance company duly authorized by the Financial Superintendence of Colombia:

A) PERFORMANCE BOND

IDG LATAM, undertakes will deliver to RBSAS a bond for an amount of eighteen thousand six hundred million Colombian Pesos Legal Currency (COP$18.600.000.000), in order to cover the damages derived from the possible breach of all the obligations they are in charge of, contained in this Contract, for a period of six (6) months from the installation of the first Equipment. The bond will be terminated once the established term has expired, as long as the Provisional System Acceptance Act is completed, no earlier than 30 days after the installation of the last Equipment and as long as IDG LATAM does not owe any money to RBSAS as consequence of late delivery penalties as per Schedule 10. In this IDG LATAM can reduce the performance bond to an amount that covers the outstanding debt mentioned above. At the same time RBSAS has the right to discount from the Maintenance Service payments this outstanding debt until the full amount has been covered. The Parties agree that the term of the policy must be extended for periods of one month, at the cost of IDG LATAM, until the Provisional System Acceptance Act has been completed, in accordance with Section C of Schedule 9 hereof.

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The System Acceptance Act is divided in two parts:

a.	The Provisional Acceptance of the System occurs when the stability and operation of the system is confirmed, according with the specifications set forth in this contract and that there is no evidence of a catastrophic failure, understood as the inability of the system to carry out all of the Services required under the Contract. In this type of acceptance there may exist some pending items documented on a punch list that must still be resolved. These punch list items are mutually agreed to be not critical to provide the Services associated with this Contract. The Provisional Acceptance may be carried out anytime during or after the six (6) month period from the installation of the first piece of Equipment.

b.	The Final Acceptance of the System, will be signed by the parties and will be carried out when all the punch list items document during the provisional acceptance, have been resolved.

B) THIRD PARTY LIABILITY INSURANCE

IDG LATAM, binds itself to constitute and deliver to RBSAS a liability insurance policy valued at five percent (5%) of the total value of the Contract, which will guarantee the payment of any claim for Third Party Liability against RBSAS, for the duration of this Contract. This policy shall be valid for one (1) year, renewable for the same period until the Contract expiration, and three (3) more months.

C) SALARIES, BENEFITS AND COMPENSATIONS

IDG LATAM, binds itself to constitute and deliver to RBSAS an insurance policy with coverage that will start with 0.5%, and will increase annually in equal proportions up to (5%) of the total value of the Contract. The policy will ensure compliance with all labor obligations and the integral social security system as well as every claim, fine or penalty, promoted by officials, employees, contractors, subcontractors, workers, personnel or clerks from IDG LATAM against RBSAS for these same causes. This policy shall be valid for one (1) year, renewable for the same period until the Contract expiration, and three more months.

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PARAGRAPH ONE: For the effect of constituting the policies referred to in this section, the value taken in to consideration will be the result obtained in accordance with that established in Paragraph One of Clause Twenty-one (VALUE OF THE CONTRACT), taxes not included, corresponding to a total of ninety-eight thousand, twenty-seven million, two hundred sixty-four thousand, eight hundred sixteen Colombian Pesos, Legal Currency ($98.027.264.816COP).

PARAGRAPH TWO: In case of modifications being carried out to the conditions of the Contract, which imply the need to adjust the policies, IDG LATAM will present the corresponding adjustments within the ten (10) business days following the date in which the corresponding modifications were carried out.

PARAGRAPH THREE: The policies are an essential part of this Contract and will be totally or partially in effect in accordance to what is established in the insurance agreement.

PARAGRAPH FOUR: Under no circumstance, will the applicable limitations to these insurance policies be considered as limitations of the responsibility of IDG LATAM in accordance what is established in this Contract.

CHAPTER 7. TERMINATION AND CLOSE-OUT OF THE CONTRACT

CLAUSE TWENTY-THREE: UNILATERAL TERMINATION OF THE CONTRACT: This Contract is entered into for a specific term pursuant to those provisions set forth in Clause Three. However, in addition to termination due to expiry of its duration, the portion of the Contract related to the Services for System Monitoring and Software and Equipment Maintenance may be terminated unilaterally in advance, with enforceability of the Penalty Clause and the other compensations that may apply, for the following reasons:

By RBSAS:

1.	When IDG LATAM is not providing the contracted Maintenance Services and does not comply with the monitoring and maintenance levels set forth in Schedule 8, regarding the System Monitoring and Level 0 and Level II Maintenance Services, subject to application of the procedure set forth in Schedule 11.
2.	If at the signing of Provisional Acceptance the Equipment through which IDG LATAM binds it self to provide the Services does not comply with those requirements set forth in Schedule 3.

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3.	When a conviction and sentence against IDG LATAM caused by lawsuits filed in any jurisdiction or any other type of statement by a competent authority, indicating that a violation of intellectual property rights was caused by IDG LATAM in respect to the Equipment or software used to provide the Services associated with this Contract is issued.
4.	IDG LATAM does not constitute the bonds/policies required hereunder, subject to application of the procedure set forth in Schedule 11.
5.	When IDG LATAM does not enter into the Escrow Account Contract for Source Code, subject to application of the procedure set forth in Schedule 11.
6.	Any other causes as per Schedule 11.

By IDG LATAM:

When those obligations agreed by RBSAS in this Contract are not complied with, pursuant to those provisions set forth in item 2 of Clause Six and those set forth in Schedule 11.

CLAUSE TWENTY-FOUR – UNILATERAL EARLY TERMINATION WITHOUT FAIR CAUSE: In the event that a unilateral early termination of this Contract without fair cause by RBSAS takes place, IDG LATAM will be entitled to the payment of the number of pending monthly payments for the Services (excluding values corresponding to insurances and maintenance) pursuant to those percentages set forth in Schedule 12, from said date until the period of the Contract is completed. Likewise, IDG LATAM will be entitled to receive the operating costs or expenses value directly related to the operation close-out such as early termination of civil, commercial and labor contracts as well as the stock value of spare parts available at the time of termination thereof. RBSAS shall make this payment, as a sole payment, which shall be updated to the net present value at the time of said termination, discounted at an effective annual rate of ten per cent (10%), without prejudice of applicable indemnities.

IDG LATAM waives the right to a unilateral early termination for the first three years of the contract without fair cause.

In the event a unilateral early termination of the Contract by IDG LATAM takes place after the third year of execution, it shall handover the Equipment property, all permits, licenses and authorizations related to Source code, Software installed in the Equipment to RBSAS and shall assign the operating contracts it has entered into with third parties in respect of the Equipment. Once the Equipment has been handed over to RBSAS for this cause, RBSAS may not apply the penalty clause set forth in this Contract.

CLAUSE TWENTY-FIVE– CLOSE-OUT. Once this Contract is terminated, the Parties commit themselves to proceed with its final close-out, through which reciprocal contractual commitments are closed-out. The Contract close-out shall take place within three (3) months subsequent to the date on which the Contract ends for any cause, and the minutes thereof shall be drawn up by the legal representatives of the Parties. The Contract close-out shall not affect those obligations acquired by the Parties that survive the expiry thereof, such as confidentiality, or any other that given its nature shall remain in force.

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CHAPTER 8. FINAL PROVISIONS

CLAUSE TWENTY-SIX – EQUIPMENT UPGRADING: For the provision of the Services, IDG LATAM has Equipment available enabling RBSAS to operate the Money Collection System efficiently and in accordance with those obligations foreseen hereunder. Therefore, taking into consideration the broad duration of this Contract, if during its period, the Equipment components or the Equipment per se through which IDG LATAM is going to provide the Services, is deemed as obsolete by the Parties hereto, or in general, may not be used as an effective tool based due to the technological advances at that particular time. IDG LATAM may provide the Services through other ICTs’ hardware or software, with similar or higher quality and characteristics, according to technological advances for the provision of such type of Services. In the event IDG LATAM suggests the change of components for others with characteristics other than those referred to in Schedule 3, prior express and written consent shall be required by RBSAS.

CLAUSE TWENTY-SEVEN - ADDITIONAL SERVICES: During the execution of this Contract, the Parties hereto may agree to the provision of additional services through the Equipment with the integration or not of third parties. For said purpose, IDG LATAM binds itself to make available to RBSAS, at no capital cost, a technology platform for execution of additional services, pursuant to Schedule 4. In the event that RBSAS uses the aforementioned platform, a commercial agreement shall be reached for each type of service provided. RBSAS shall pay for the use of said services, in accordance with those market rates in effect at the time of use. Should the use of additional services be viable pursuant to the Concession Contract and RBSAS obtains authorizations/permits that might be required, the Parties hereto shall negotiate the rights derived from such additional services and the respective operational, commercial and technological models.

CLAUSE TWENTY-EIGHT – NO LABOUR RELATIONSHIP: Those obligations acquired by IDG LATAM under this Contract, are acquired as an independent contractor. RBSAS acquires neither with IDG LATAM nor with personnel employed for the execution of the Contract, any labor, or administrative or subcontracted relationship. In consequence, RBSAS only bears the obligation to pay the price herein and IDG LATAM will be in charge of those expenses incurred for compliance with its obligations under this Contract, including payment of all obligations required by the law as an employer, such as payment of salaries, benefits and compensations of its workers, affiliations to the social security system and parafiscal payments. Neither a commercial agency at law or de facto is assembled.

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CLAUSE TWENTY-NINE - INDEMNITY: IDG LATAM binds itself to hold harmless RBSAS in respect of any action, claim, lawsuit, judgment, order, sanction, fine, requirement, legal or administrative, civil, commercial, taxation, criminal, labor related proceeding or otherwise, arising from any fact attributable, where liability of IDG LATAM is determined in the execution of this Contract, or any litigation and/or damage it may be generated for intellectual property of software used in the development thereof. Consequently, IDG LATAM will recognize to RBSAS all expenses and costs incurred in, and penalties applied for any of the events specified in this clause, including expenses related to legal and judicial representation, by lawyers selected by RBSAS, and any other that might be generated.

CLAUSE THIRTY - AUTONOMY OF THE PARTIES. - The Parties recognize and accept that each one of them remains fully autonomous and independent from the other for the development of the ordinary course of business. Accordingly, for entering into, executing, terminating and closing-out this Contract, there is neither interest of association between the Parties hereto, nor make to or bind themselves to make, either in money or kind, any contribution for the creation or formation of a common equity, nor arises or is agreed between the parties any partnership, de facto or at law, or dependent relationship one to another, nor a labor relationship.

CLAUSE THIRTY-ONE– PENALTY CLAUSE: The breach of IDG LATAM of any of the material obligations provided, regarding the Maintenance Services in this Contract and its Annexes will generate IDG LATAM obligation to pay to RBSAS, by way of the Penalty Clause, a sum equal to twenty percent (20%) of the total value of the unpaid amount of the compensation otherwise due to IDG LATAM for Maintenance Services for the remainder of the original term of the Contract, following the date of termination under Clause Fourteen. In any case to exercise the Penalty Clause, the Parties must adhere to the following:

(i) RBSAS shall give written notice to IDG LATAM that it intends to exercise its rights under this Clause Thirty-One.

(ii) The Parties, in common agreement, will thereafter appoint an expert (the “Expert’’) for the purposes of this Clause. If after five (5) business days after the notification of the possible contract breaching by RBSAS of IDG LATAM obligations there has not been an agreement between the Parties to appoint an Expert, either party may request the appointment of the first available person, nominated in accordance with the required specialty of the expert list and the procedures of the Chamber of Commerce of Bogota and such person shall be the Expert. For all the contractual and legal effects, the Expert will be deemed appointed by the Parties jointly.

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(iii) The Expert shall carry out a study of the alleged breaches to determine whether or not there were any breaches of the material obligations of IDG LATAM in this Contract and its Annexes and shall produce an Expert’s report of his or her findings.

(iv) The expert will have ten (10) calendar days to carry out the report and conclude if IDG LATAM breached the material obligations relating to Maintenance Services provided in the Contract.

(v) In case that the Expert concludes that there has been breach of the relevant material obligations of IDG LATAM provided in this Contract and its Annexes with regard to the Maintenance Services, IDG LATAM must pay to RBSAS the amount established in the Penalty Clause, without the need of a legal or administrative requirement for constitution of delay, right to which the breaching party expressly waivers. In this way, the Parties agree that the conclusion of the expert, in the sense that IDG LATAM breached the material obligations provided in this Contract and its Annexes with regard to the Maintenance Services, is sufficient cause for the enforceability of the Penalty Clause, without there being the need of an additional analysis or of any legal or administrative decision.

(vi)The costs derived from the result of the expert’s report will be directly assumed by IDG LATAM, in the event that the expert determines that IDG LATAM did not breach the Contract, RBSAS will reimburse IDG LATAM for all costs arising from the expert’s appraisal as a result of invoking this clause.

PARAGRAPH ONE: In case that the Expert takes more than ten (10) calendar days to carry out the analysis and conclude if IDG LATAM breached the obligations of this Contract and its Annexes or not, RBSAS may provisionally withhold, while the Expert considers whether there was breach or not of IDG LATAM, any sum of money owed to IDG LATAM associated with the Maintenance Services. For the avoidance of doubt RBSAS agrees that under no circumstances will either this withholding or the penalty be applicable to any amount payable for the Physical Availability of Equipment Service. In case that the Expert concludes that IDG LATAM is not in breach, RBSAS must immediately pay to IDG LATAM the sum withheld from IDG LATAM, duly indexed.

PARAGRAPH TWO: The enforceability of the Penalty Clause, for the breach of the material obligations of this Contract and its Annexes relating to Maintenance Services, does not exempt IDG LATAM from having to pay to the other the compensation of damages if and to the extent that any such damages actually arise as a result of the acts or omissions of IDG LATAM.

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PARAGRAPH THREE: In the event that RBSAS exercises its rights under this Clause and the Parties does not agree with the conclusions of the expert, any Party can trigger the Arbitral Clause under the terms established In Clause Thirty-Eight of this Contract.

CLAUSE THIRTY-TWO - CONFIDENTIALITY: All information delivered by RBSAS or IDG LATAM, necessary to comply with the Contract, is of confidential nature, and intellectual property thereof, belongs to the corresponding Party. This information may be used neither for purposes other than those set forth in the Contract, nor for personal benefit or of persons other than the Parties hereto. Each Party is obliged to the other to return, once the Contract has finalized, all documentation that has been supplied by the Contract for its right execution.

Any kind of information, especially information classified as "Confidential Information" to be disclosed by either Party, including but not limited to all written, verbal, digital information, or by any other mean, shall be confidential, except for information that on the effective date of its delivery is or thereafter may become publicly available through no act or negligence by party receiving the information or that information disclosed in compliance with Article 15 of the Constitution for legal, taxation and/or inspection and surveillance purposes, in which case, notice shall be given to the counterpart about the requirement, sufficiently in advance so that the disclosing party takes the appropriate actions to ensure the information protection. Confidential information received under this Contract may only be used for Contract purposes, and may not be disclosed to third parties save that, there is express consent by the counterparty.

It is expressly not deemed as Confidential Information that information which: 1) becomes known to third parties for reasons other than by infringement of this Contract; 2) The "Disclosing Party" has expressly approved its disclosure through written authorization; 3) it has been lawfully obtained from third parties, without obligations of confidential nature; 4) it is known by the Receiving Party prior its disclosure; or 5) is or becomes of public knowledge or domain without involvement of the Receiving Party.

The Party receiving the Confidential Information to be exclusively use for this Contract shall be liable for: Any loss, theft or unintentional disclosure of Confidential Information provided through this Contract, the bid and its schedules, and the Receiving Party shall not be liable for unintentional or unauthorized disclosure of Confidential Information when such receiving Party has used the same degree of diligence and care it uses for its own confidential information.

The Party receiving the Confidential Information shall not be entitled to copy samples, models, computer programs, drawings, documents or other instruments delivered by its counterpart, said instruments or copies will be returned immediately or destroyed by the Receiving Party, on its own account, or upon request of the counterparty.

Confidentiality will be apply for the period of the Contract, being it understood as the one during which it remains in force, and three (3) additional years after its close-out.

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Any information delivered under this Contract, shall be deemed as "CONFIDENTIAL" or "PRIVILAGED INFORMATION". In the light of the foregoing, the Receiving Party shall take the necessary measures so that its content is not reproduced, disclosed or used by third parties or by persons other than those officials authorized by the Receiving Party and for purposes other than those set forth in this Contract. Once the purpose for which they were delivered is achieved, these documents shall be destroyed or returned to the owner, pursuant to the instructions issued by this latter in such sense.

Likewise, it is understood that the PARTIES shall comply with the confidentiality referred to in this clause in those terms set forth in the Confidentiality Contract signed by the parties, document that is an integral part of this Contract, Schedule 14.

CLAUSE THIRTY-THREE - INTELLECTUAL PROPERTY: The Parties commit themselves to mutually hold harmless from all claims, liability or obligation, including indemnities and extrajudicial, judicial or administrative expenses in case of eventual infringements of the rules on trademarks, slogans, RBSAS operative procedures, logos, patents, industrial property, intellectual property or copyrights resulting from or related to the operation of IDG LATAM, as well as the manufacture or use of the Equipment and logistical support for the execution of this Contract by each one of them.

RBSAS expressly authorizes IDG LATAM so that it may use in a limited manner trademarks, slogans, commercial logos of RBSAS or so that this company has the right to use, under any legal title, to identify "tullave" products or recharge services with e-cards with stripe or chip, without this circumstance generating or implying the assignment to IDG LATAM of the property or exploitation rights on the trademark, slogans and commercial logos owned by RBSAS, or that RBSAS uses for this purpose, which will always remain under the ownership of RBSAS. In every case, RBSAS will always keep registration of its trademarks, slogans and commercial logos before the Superintendence of Industry and Commerce.

Similarly, IDG LATAM expressly authorizes RBSAS so that it may use in a limited manner trademarks, slogans, commercial logos of IDG LATAM or that this company has the right to use, under any legal title, to identify products or services, without this circumstance generating or implying the assignment to RBSAS of the property or exploitation rights on the trademark, slogans and commercial logos owned by IDG LATAM or that IDG LATAM uses for this purpose, which will always remain under the ownership of IDG LATAM. In every case, IDG LATAM will always keep registration of its trademarks, slogans and commercial logos before the Superintendence of Industry and Commerce.

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RBSAS understands and agrees that trademarks, patents, industrial designs, trade secrets, Equipment, hardware and software of IDG LATAM (are owned by IDG LATAM or licensed to IDG LATAM) are assets owned by IDG LATAM, and will refrain from claiming the ownership of any such rights. RBSAS will inform IDG LATAM, as soon as possible of any violation to the rights of intellectual or industrial property it is aware of, such as infringements to the rules of unfair competition or regime of trademarks, patents and industrial designs among others.

For its part, IDG LATAM understands and accepts that Intellectual Property Rights related to RBAPI, will remain property of RBSAS.

PARAGRAPH: RBSAS receives all intellectual property information of IDG LATAM, such as Source Code and Software, in the understanding that it owns all rights, licenses and/or authorizations thereon.

CLAUSE THIRTY-FOUR - TAXES. The Contract, during its signing, execution and modification is subject to national and territorial taxes and withholdings in force in accordance with the respective legislation, which shall be borne by the Party that is subject to taxation thereof and withholdings shall be applied by that party who is required to, in accordance with applicable regulations.

The Parties hereby state they know the Colombian taxation rules in force applicable to this Contract.

CLAUSE THIRTY-FIVE – EXECUTION RIGHT: This Contract cause executive right to enforce compliance with those obligations derived thereof pursuant to the Law and this Contract.

CLAUSE THIRTY-SIX - FINAL AGREEMENT. This Contract constitutes the express, final and complete will of the Parties. In this way, it is an integral part of this Contract, with all Schedules, policies, the Contingency Plan and the Escrow Account Contract for Source Code contract. In consequence, those obligations of the Parties related to the purpose of this Contract are included in the contractual provisions and in said documents and supersede in its entirety all agreements, covenants, communications and documents issued between RBSAS and IDG LATAM prior to the signing thereof.

CLAUSE THIRTY-SEVEN - SUPERVISION. Supervision of the development and execution of this Contract by RBSAS will be responsibility of the operations manager, or an individual or a legal entity appointed by RBSAS.

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CLAUSE THIRTY-EIGHT – GOVERNING LAW AND ARBITRATION CLAUSE. This Contract is governed by the Laws of the Republic of Colombia. Any dispute arising during the execution of this Contract shall be subject to the arbitration jurisdiction. The arbitration tribunal agreed shall be governed by the following rules and conditions: (a) The competent Arbitration and Conciliation Center shall be the Chamber of Commerce of Bogota; (b) The Tribunal shall consist of one (1) arbitrator if the amount in dispute does not exceed the amount of five hundred minimum legal monthly salaries (500 SMLMV), if it exceeds said amount, the Tribunal will consist of three (3) arbitrators; (c) In all cases, arbitrators shall be appointed by the Parties, if they do not reach an agreement in that respect in a term of fifteen (15) days as from the written request of any of them, the arbitrator shall be appointed by the Arbitration and Conciliation Center of the Chamber of Commerce of Bogota; (d) The Tribunal shall operate in accordance with the rules set forth by Arbitration and Conciliation Center of the Chamber of Commerce of Bogota; (e) the award shall be in law; (f) The tribunal fees shall be paid by the losing party in the respective proceedings, in case the Tribunal declares itself inhibited/not competent to judge, the parties shall pay those expenses incurred in, in equal proportion.

CLAUSE THIRTY-NINE - MISCELLANEOUS

TITLES. The titles of Clauses herein are used for convenience only, and therefore, they shall not be used to assist in any way in the interpretation of this Contract.

NO IMPLIED WAIVER. The omission or delay by either Party to demand any provision of this Contract, or to require compliance with a Clause by the other party shall neither be construed as a waiver of said Clauses or Sections, nor affect the validity of this Contract or any part thereof, nor the right of said Party to enforce each and every such Clauses and/or Sections in the future.

SOURCE OF FUNDS DECLARATION: The Parties hereto voluntarily give certainty and declare that: 1) All resources and/or assets they hold have been obtained through the following means and/or activities: development of its corporate purpose, investment by their owners and credits of third parties. 2) they are currently developing commercial activities set forth in its corporate purpose. 3) the source of fund countries is the United States of America and Colombia. 4) resources they hold are derived from activities that are not within those envisaged in the Colombian Penal Code as unlawful. 5). They commit themselves to keep material information updated and notify immediately any changes thereto. Additionally, they authorize to confirm the veracity of the information through those means each Party deems appropriate. 6) the Parties or their shareholders or administrators are not included in the Office of Foreign Assets Control (OFAC), or any other list of similar nature, or in any national and/or international list, where data of people under a judicial proceeding are included, or who have been convicted by national or international authorities, either directly or indirectly, for illegal activities such as drug trafficking, terrorism or its financing, asset laundering, drug trafficking, kidnapping and human trafficking.

PARAGRAPH: In the event that either party is involved directly with money laundering or terrorist financing, as well as in related crimes, it is sufficient cause for the other party to terminate this Contract unilaterally without need of paying any compensation whatsoever for this fact.

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SARLAFT (ASSET LAUNDERING AND TERRORISM FINANCING RISK ADMINISTRATION SYSTEM): Pursuant to those provisions set forth by the National Government, the Parties declare that they understand the need to prevent and control money laundering and terrorist financing in their organization and will take the corresponding preventive and control measures and will respond to the other party, by compensating it for any fine or damage arising from its breach. Likewise, the Parties also state that they submit to the Asset Laundering and Terrorism Financing Administration System SARLAFT implemented by the Parties and to the manual in force at that particular time and set forth for said purposes.

In addition, it is set forth that each party shall provide the other party with information requested, provided that, it is not against the law, taking into consideration the confidentiality of privileged information in order to establish and assure effectiveness, efficiency and timeliness of those mechanisms embodied in SARLAFT.

Failure to comply with or omission in applying policies, duties, processes and responsibilities inherent to SARLAFT, will give place to suspension or unilateral termination of the Service provision Contract immediately without any legal, commercial, penal or administrative liability applicable.

PERSONAL DATA PROTECTION. By entering into this Contract, the Parties assume the constitutional, legal and jurisprudential obligation to protect personal data to which they have access in connection with this Contract. Therefore, they shall take measures enabling it to comply with those provisions set forth in Law 1581 of 2012 and its supplementary regulations, and in any other laws and rules that so modify or substitute them. As a consequence of this legal obligation, they shall adopt security measures according to the criticality of the personal information to which they have access, in order to ensure that this type of information will not be used, commercialized, assigned, transferred and/or will not be subject to any other treatment on the contrary to the corporate purpose of this Contract.

CLAUSE FOURTY – DOCUMENTS OF THE CONTRACT. The following documents shall be part of the Contract:

1.ATM’s solution proposal submitted by IDG LATAM with its corresponding Schedules of June 10 of 2016.

2.IDG LATAM’s proposal referred to as “Improvements to ATM’s Design, a proposal of 740 units and improvements to the existing 80 ATMs in operation” dated August 18 of 2016.

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3. Schedules to this Contract.

4. Bonds/Policies issued for this Contract.

5. Escrow Account Contract For Source Code

CLAUSE FOURTY-ONE- ASSIGNMENT. Neither Party may assign the Contract nor any rights or obligations derived thereof, without prior express and written authorization by the other Party.

However, in order to ensure an ongoing provision of the Service, in the event that Concession Contract 001 of 2011 terminates in an early manner for any cause, this Contract shall be assigned in favor of TRANSMILENIO S.A. or whoever it selects under the same technical, operational and economic conditions agreed. For its part, IDG LATAM reserves the right to accept or not such assignment. This assignment is authorized by IDG LATAM by means of entering into this Contract.

IDG LATAM with prior written agreement of RBSAS may assign this Contract to a third party, provided that, it maintains the operating, financial, legal and technological suitability to continue to provide the Service subject matter of this document in an ongoing and uninterrupted manner.

CLAUSE FOURTY-TWO: MODIFICATION. This Contract may be modified by mutual agreement, prior document entered into and signed between and by the legal representatives of the Parties, in two counterparts of the same tenor, that as from the date of they were entered into are an integral part of this Contract.

Acceptance, tolerance or knowledge by one of the Parties as to failure to comply with the obligations of the other, neither constitutes nor generates an implied or express acceptance of such breach or waiver by the complying party of the right to demand compliance with the obligation agreed, nor implies an acceptance of an implied or express modification of the provisions agreed in this Contract.

CLAUSE FOURTY-THREE – SPANISH TRANSLATION: The Parties agree that this Contract will be translated to Spanish within the next 20 days counted from the signature of this Contract. The translation must be done by a certified official translator and shall be approved by the Parties. If there is any contradiction between the Spanish version and the English version of this Contract, the Spanish version will prevail.

CLAUSE FOURTY-FOUR-CONTRACTUAL NOTICES AND DOMICILE. For all legal purposes, the contractual domicile is the city of Bogotá D.C., and communications will be received by the parties at the following addresses:

28

IDG LATAM.

Name: Ricardo Galeano Arias

Job Position: Legal Representative

Address: Calle 109 No. 19 - 48. Of. 302.

RBSAS

Name: Javier Cancela

Job Position: General Manager

Address: Calle 73 No. 7-31. Piso 4

Any modification related to domicile change by either Party, they shall notify in writing the new domicile. Any communication shall be deemed received as of the day following its filing duly signed and sealed at the respective notification address of the Party.

IN WITNESS THEREOF, this document is signed in the city of Bogotá, in two counterparts of the same tenor and value on December 30, 2016.

RBSAS,	IDG LATAM,

/s/JAVIER CANCELA FRÍAS	/s/ RICARDO ADOLFO GALEANO ARIAS

JAVIER CANCELA FRÍAS	RICARDO ADOLFO GALEANO ARIAS
LEGAL REPRESENTATIVE	LEGAL REPRESENTATIVE.
Alien Identity Card 420.859	Citizenship Card 79.417.827 issued in
Bogotá

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

29

SCHEDULE 1. DESCRIPTION AND SCOPE OF SERVICES

The following is used as the definition for "Equipment":

Self-Service Devices of Money Collection and information and customer service subsystems performing their functions without any person’s intervention to operate them. That is, it is a piece of equipment used by ICT (Information and Communications Technologies) in order to provide some of the functions currently performed by personnel in the ticket office at Transmilenio system stations, so that the users can buy and recharge the TISC (Contactless Smart Cards) or means of payment without any couching by RBSAS operating personnel, in this case, the ticket office clerk.

Two types of Equipment have been established in the Self-Service model, which are classified like this, taking into account the definition of ATM (Automated Teller Machine), ATM Plus and ATM Agilizador, as follows:

ATM Plus: Equipment to be installed in Phases I-II and III of the trunk system allowing compliance with all the functions performed by the ticket office clerks.

ATM Agilizador: Equipment to be installed in Phases I-II and III of the trunk system, which differ from ATM Plus, since they [**].

Details of functionalities of each of these pieces of Equipment, are defined below:

ID		ATM AGILIZADOR	ATM PLUS
Requirement	Functionality	RB’s requirement	RB’s requirement
1	Quantity of pieces of Equipment required for Phase 1-2-3	301	439
Equipment Service Hours
2	Monday to Saturday from 4:00 to 23:00 hours, except at gates and feed points operating from 3:30 as of the date on which the contract is signed.	Parameterization of service hours.	Parameterization of service hours.
3	[**]	[**]	[**]
4	[**]	[**]	[**]
5	[**]	[**]	[**]
6	[**]	[**]	[**]

7	[**]	[**]	[**]
8	[**]	[**]	[**]
9	[**]	[**]	[**]
10	[**]	[**]	[**]
11	[**]	[**]	[**]
12	[**]	[**]	[**]
13	[**]	[**]	[**]
14	[**]	[**]	[**]
15	[**]	[**]	[**]
16	[**]	[**]	[**]
17	[**]	[**]	[**]
18	[**]	[**]	[**]
19	[**]	[**]	[**]
20	[**]	[**]	[**]
21	[**]	[**]	[**]
22	[**]	[**]	[**]
23	[**]	[**]	[**]
24	[**]	[**]	[**]
25	[**]	[**]	[**]
26	[**]	[**]	[**]
27	[**]	[**]	[**]
28	[**]	[**]	[**]
29	[**]	[**]	[**]
30	[**]	[**]	[**]
31	[**]	[**]	[**]
32	[**]	[**]	[**]

33	[**]	[**]	[**]
34	[**]	[**]	[**]
35	[**]	[**]	[**]
36	[**]	[**]	[**]
37	[**]	[**]	[**]
38	[**]	[**]	[**]
39	[**]	[**]	[**]
40	[**]	[**]	[**]
41	[**]	[**]	[**]
42	[**]	[**]	[**]
43	[**]	[**]	[**]
44	[**]	[**]	[**]
45	[**]	[**]	[**]
46	[**]	[**]	[**]
47	[**]	[**]	[**]
48	[**]	[**]	[**]
49	[**]	[**]	[**]
50	[**]	[**]	[**]
51	[**]	[**]	[**]
52	[**]	[**]	[**]
53	[**]	[**]	[**]
54	[**]	[**]
55	[**]	[**]	[**]
55	[**]	[**]	[**]

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

SCHEDULE 2. LINKING OF SLABB INC.

In accordance with Paragraph Three of Clause Fourteen of the Contract, the parties mentioned below will enter into an agreement whereby:

1.	SLABB INC. is to become a shareholder in IDG LATAM.

2.	SLABB INC. will agree to provide to IDG LATAM all Equipment and services required in connection with the Physical Availability of Equipment Services under the Contract and all services relating to the maintenance, repair and replacement of spare parts of the Equipment under the Maintenance Services under the Contract in order to enable IDG LATAM to fulfill its obligations under the Contract.

3.	ID Global Solutions Corp will agree to provide IDG LATAM all services required in connection with the software to be used on the Equipment, the Source Code and the System and all related Maintenance Services under the Contract, in order to enable IDG LATAM to fulfill its obligations under the Contract.

4.	SLABB INC. will agree that it will continue to provide the services set forth in paragraph two (2) above notwithstanding that ID Global Solutions Corp, or IDG LATAM enter into bankruptcy, or otherwise cease to operate, provided that in the case of IDG LATAM suffering such an event, satisfactory arrangements are made by RBSAS to pay SLABB INC. directly for such services.

5.	IDG LATAM agrees to deliver to RBSAS, within sixty (60) days of the signature of the Contract, the necessary documents to assure the above points, with the exception of Point 1 of this Schedule for which IDG LATAM has one hundred and twenty (120) days to fulfill it.

SCHEDULE 3. TECHNICAL DESCRIPTION OF THE EQUIPMENT

ATM Plus and Agilizador technical characteristics are listed below.

Component	Manufacturer	Model	Description	Quantity ATM's Agilizador	Quantity ATM's Plus
[**]	[**]	[**]	[**]	1	1
[**]	[**]	[**]	[**]	1	1
[**]	[**]	[**]	[**]	1	1
[**]	[**]	[**]	[**]	3	3
[**]	[**]	[**]	[**]	1	N/A
[**]	[**]	[**]	[**]	2 Additional	N/A
[**]	[**]	[**]	[**]	N/A	1
[**]	[**]	[**]	[**]	N/A	2 Additional

[**]	[**]	[**]	[**]	1	N/A
[**]	[**]	[**]	[**]	1	N/A
[**]	[**]	[**]	[**]	N/A	1
[**]	[**]	[**]	[**]	2 Additional	2 Additional
[**]	[**]	[**]	[**]	1	1
[**]	[**]	[**]	[**]	1	1
[**]	[**]	[**]	[**]	5	5
[**]	[**]	[**]	[**]	1	1
[**]	[**]	[**]	[**]	N/A	1 per each device

[**]

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

SCHEDULE 4. ADDITIONAL SERVICES

Below is the list of additional services costs and options in case of implementing any new product or service:

ID	Functionality	Software Development Estimated Hours	Hardware Cost Before VAT (Value in Colombian pesos)	Development cost before VAT (Value in Colombian pesos)
1	Connection with operators to pay public utilities. National and international remittances through 472 t, Western Union.	[**]	[**]	[**]
2	Facilitate connections with correspondent banks/offices	[**]	[**]	[**]
3	Interfaces to post advertising images.	[**]	[**]	[**]
4	Easy to cash out for subsidies delivery (for ATM Plus only)	[**]	[**]	[**]

Notes:

Enabling and implementation of these services requires the assembly of an infrastructure both in terms of security, servers, telecommunications, PCI certification (Payment Card Industry Standard) and agreements with operators and the financial sector among others. IDG LATAM already has all the infrastructure, agreements with banks, agreements with operators and market experience in providing all services required and IDG LATAM authorized operator for domestic money orders approved by 4-72.

Normally, each of these services has a commission for the provider thereof (in this case RBSAS). IDG LATAM will price a value per transaction according to those defined in the market for each type of transaction, which corresponds to a percentage of the commission of each one of them. The cost per transaction can be negotiated in accordance with ranges per volume of transactions.

*IDG LATAM operates the service with its own infrastructure and has agreements with operators, for example, 4-72. While there is an effort in respect of parameterization and customization of the integration service with operators, it is included in the service, which has a transaction fee.

Transactions enabled in our platform integrated to operators are:

●	Payment of Public Utilities (requires a barcode reader, Pin Pad if payments are made with debit or credit card OPTIONAL).

●	National Wire Transfers - Issuing (Requires a biometric reader, a pin pad if payments are made with debit or credit card).

●	National Wire Transfers - Payment (Requires a biometric reader, a pin pad if payments are made with debit or credit card).

●	Pension Payments (Requires a biometric reader, a barcode reader).

●	International Wire Transfers- Issuing (Requires a biometric reader, a Pin Pad if payments are made with debit or credit card)

●	International Wire Transfers - Payment (Requires a biometric reader, a code reader, a pin pad if payments are made with debit or credit card).

** IDGS operates the service with IDG LATAM’s infrastructure and has agreements with banks such as COLPATRIA, WWB, BANCOMPARTIR, BBVA, among others to enable correspondent banking relationships. The effort in parameterization and customization of the service is included in the transaction fee. Transactions enabled in IDG LATAM’s platform are:

●	Withdrawals (requires a biometric reader, a code reader)

●	Deposits (Requires a biometric reader, a pin pad if payments are made with debit or credit card)

●	Purchase of PIN (Superintendancy of Notaries, Embassy) (Pin pad if payments are made with debit or credit card OPTIONAL)

●	Mobile Refills (a Pin pad if payments are made with debit or credit OPTIONAL)

●	Bank-to-bank transfers (Requires a biometric reader, a code reader, a pin pad if payments are made with debit or credit card)

*** IDG LATAM operates the service its own infrastructure and has agreements for cash out movements of subsidies beneficiaries. The effort of parameterization and customization of the service is included in the transaction fee. Transactions enabled in the IDG LATAM platform are:

●	Subsidies Payments (Requires a biometric reader, a code reader)

●	Balance inquiries (a code reader, a pin pad if payments are made with debit or credit card)

[**] The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

SCHEDULE 5. SERVICE PROVISION SITE

This schedule defines the quantity of pieces of Equipment/machines to be installed at different stations and/or gate entrances of the Phase I-II and III Trunk System.

It is required to have equipment available that can be located near the ticket office area, access to pedestrian bridges or areas near the station, each minimum access must have an ATM Plus machine available since they must comply with all functionalities. The Protection Index (IP) necessary to eventually operate outdoors in the city of Bogota in high pollution areas must be foreseen.

Automatic Load Devices (DCA) from Recaudo Bogota, will continue to be available at those points where they are located and will support new devices such as expediters. This Equipment could be extended to other points in those stations where user demand so justifies it.

However, it is possible that the Equipment location distribution be modified upon Transmilenio S.A.’s request, in accordance with those visits that are taking place, since its approval is needed for the development of the installation process.

Functionality	Agilizador	Plus
Quantity of Pieces of Equipment/machines	301	439

The calculation model for equipment required to meet the user recharging demand at the Trunk System, takes into consideration the following premises:

The highest demand day and the maximum recharging interval are taken as the basis.

A mean time per 16-second transaction is taken into account, calculated based on the pilots carried out as well as types of recharge (with change and without change).

Details related to ATM devices (Plus and Agilizadores) required at the trunk system stations and gates of phase I-II-III of Transmilenio are listed below:

Zone	Station	Station Access	Station Type
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
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[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
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[**}	[**}	[**}	Portal
[**}	[**}	[**}	Station
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[**}	[**}	[**}	Portal
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[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal

[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Station
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal

[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
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[**}	[**}	[**}	Portal
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[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
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[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
[**}	[**}	[**}	Station
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[**}	[**}	[**}	Corral
[**}	[**}	[**}	Corral
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[**}	[**}	[**}	Portal
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[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal

[**}	[**}	[**}	Portal
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Portal
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
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[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station
[**}	[**}	[**}	Station

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

SCHEDULE 6. TRAINING PLAN.

IDG LATAM, will deliver all the technical and functional description manuals of the equipment and its components, and will provide training to RBSAS´s personnel at their three levels namely operational-supervisor, technician and administrator, as well as personnel operating the money collection compartment which will be on RBSAS’s account.

RBSAS’s personnel, who are trained, will be certified by the manufacturer to technically intervene equipment at the level trained and IDG LATAM must issue a document certifying so and in this sense, interventions and diagnostics that might be carried out by RBSAS’s personnel will not affect in any manner whatsoever the equipment warranties. Additionally, the respective upgrade and/or modification necessary for the different changes that may occur must be carried out.

Similarly, IDG LATAM must provide training on management of cash collected by the Equipment and its procedures associated to personnel appointed by RBSAS for securities transport. Five (5) people must be trained per each level. Training plans for each level must be agreed and approved by RBSAS and IDG LATAM; these plans shall include details on the content and number of training hours.

Frequency

Biannual training is included for RBSAS’s personnel in Equipment handling.

Training levels

Training topics will be developed in accordance with:

Component Management:

●	Equipment technical training.
●	Equipment management training.
●	Maintenance training at those levels corresponding to RBSAS

Software:

●	Technical training.
●	Administrative training.
●	Maintenance training at those levels corresponding to RBSAS

Money Collection:

●	Training in equipment operation at the time money is collected.

Other training:

●	Help Desk Training.
●	Incident management training.

Training material

During training session, the following will be handed out:

●	Audiovisual material.

●	Technical manuals.

●	Operating manuals.
●	Administration manuals.

FIDUCIARIA DAVIVIENDA S.A.

NIT. 800.182.281-5

IN ITS CAPACITY OF ADMINSITRATOR OF RECAUDO BOGOTA’S TRUST 420371

DOES HEREBY CERTIFY THAT

1.	Fiducia Mercantil Contract No. 420371 entered into between Fiduciaria Davivienda and Recaudo Bogotá S.A.S, on April 18, 2012, which purpose is to: (i) administrate the Concession Contract resources, which includes all contributions, disbursements of funding resources, transfers and/or payments to be made under those provisions set forth in the Concession Contract and its Schedules, (ii) be a collateral and source of payment of the financing granted by Acreedores Garantizados (secured Creditors) (iii) allocate them as foreseen in the Concession Contract and the Financing Documents, purpose which also includes the following:

•	[**]

2.	[**]:

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3.	[**]

4.	[**]

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•	[**]

•	[**]

•	[**]

•	[**]

•	[**]

•	[**]

•	[**]

Issued upon request of Recaudo Bogota, this twelve (12) days of October of 2016

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

SCHEDULE 8. DEFINITION OF SUPPORT AND MAINTENANCE SERVICE AND CORRESPONDING SERVICE LEVELS

The content of this annex applies solely and exclusively to the Maintenance Services, any other service object of the Contract, it is understood by the Parties that it will not be subject to the penalties contained herein. Activities to be carried out by IDG LATAM and RBSAS in each maintenance level are described in detail below:

LEVEL	RESPONSIBLE	ACTIVITIES PER POSITION
0	In House IDG LATAM

•       Receipt of requests and reports of possible failures at the site made available by RBSAS.

•       Channeling, management, follow-up, and documentation of each case.

•       Monitoring of technological solution.

•       Access and provide access to the monitoring platform logs and field equipment for diagnostics and failure analysis purposes.

•       Generate and control the alerts to manage incidents for levels I and II.

•       Document in real-time interventions of situations at levels 0 and II in the Help Desk management tool.

•       Configurations, upgrades, and remote reboots during incident response.

I	RBSAS’s Help Desk

•       Monitoring Equipment System with tool delivered by IDG LATAM.

•       Access to monitoring and Equipment platform for diagnostic and failure analysis purposes.

•       Verify possible remote failures.

•       Solve and prepare a first diagnostics.

•       Coordinate and escalate failures internally that cannot be resolved at this level.

•       Document of latest situations solved at level I in the Help Desk management tool.

RBSAS’s technical field Equipment

•       Verification of field Equipment in accordance with reports derived from the operation and/or monitoring tools.

•       Diagnose and solve on-site Equipment situations through adjustments and/or modules, parts or components exchange.

•       Solve situations associated to electric power supply and Equipment communications infrastructure.

•       Escalate failures that could not be solved in Level I Maintenance to Level II Maintenance.

II	IDG LATAM

•       Solve site failures that are not solved by changing modules, parts or components, escalated by Level I Maintenance.

•       Provide equipment, parts, modules or components necessary for solving situations during the execution of Level I maintenance.

•       Upgrade applications and/or applications and firmware peripherals necessary for system operation.

•       Provide RBSAS official versions of applications and peripherals required for the Level I Maintenance.

•       Repair or replace modules, parts or components removed from field during Level I Maintenance.

•       Have permanent stocks and inventories available of all modules, parts, components and/or solution equipment required to ensure repair times of Incidents (Service Levels). In any case, the level of inventories may not be less than 3% of all equipment installed. Equipment shall be provided on demand to RBSAS during Level I Maintenance activities.

In every case, necessary repairs of Equipment, Modules or Parts for the proper provision of Services, will be on behalf of IDG LATAM, in consequence, RBSAS will not be bound for paying any amount whatsoever for such repairs.

Failures related to Levels 0, I, II generate service tickets in the RBSAS Help Desk Management Tool.

For the purpose of controlling this Schedule related indicators, the following is considered:

1.	RBSAS will carry out configurations and customization in the data network in order to enable proper communication between the Equipment and the monitoring infrastructure. RBSAS may only allow internet access to Equipment under ports and protocols delivered by IDG LATAM, since RBSAS does not know the settings where the monitoring servers are located. Therefore, connection and settings of the monitoring server required for connection with RBSAS, is IDG LATAM´s responsibility.

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2.	RBSAS will provide Internet service with sufficient bandwidth to enable connection of Equipment with monitoring servers, in accordance with those technical specifications set forth subparagraph 3.2.7 Communication requirements for the machines of the RFP.
3.	RBSAS will deliver and maintain electrical and data connections for ATMs.
4.	RBSAS will deliver LSAM and OLSAM required by each piece of Equipment/machine for proper operation.
5.	IDG LATAM will provide cloud infrastructure for monitoring service continuity.
6.	IDG LATAM will provide and maintain the Equipment software licenses.
7.	IDG LATAM shall carry out all paperwork to obtain warranties and/or replacement of components before the manufacturer. Equipment components shall be replaced with another of the same reference and characteristics and shall comply with those provisions set forth in this Contract and its schedules. Special consideration shall be given to Schedule 3. Thus, any Equipment component shall be replaced with a new one when failing more than twice a month.

Service Level Indicator

In order to assess the stability of the technological and management solution in addressing incidents corresponding to Level II Maintenance, the following indicators of IDG LATAM service are defined:

Monthly Failure Index: It measures the ratio between actual incident tickets and failure diagnostics of the Equipment, over the ratio of Equipment installed that occurred in a calendar month.

IFmes = Monthly Failure Index

Incmes = Incidents that occurred within the calendar month

QtyEquInst = Quantity of Equipment/machines installed in the system

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Monthly failure index penalty table:

Failure Index		Penalty
Initial Range	Final Range	% Discount on the invoice of the corresponding month
0.0	0.5	[**]% on
0.51	1.0	[**]%
1.1	2.0	[**]%
2.1	3.0	[**]%
3.1	4.0	[**]%
Higher than 5.1		[**]%

Table 1. Penalty for failure to comply with the Monthly Failure Index

Incident Solution Time: it measures the solution time of tickets actually assigned to IDG LATAM (Level II Maintenance) according to the Maintenance Level Matrix.

Penalty Table % of incidents assigned to IDG LATAM (Monthly):

% of incidents assigned to IDG% LATAM	Solution Time		Penalty
(Month)	Initial Range	Final Range	% of Discount on the invoice
> = 97%			[**]%
Between 96.0% and 96.9%	0 Minutes	180 Minutes	[**]%
<96%			[**]%

Table 2. Penalty for failure to comply with solution time of tickets assigned to IDG LATAM

Tickets assigned to IDG LATAM exceeding solution times will be included in quantity within the Incident Solution Time Indicator measurement hereto, multiplied by a constant associated with the duration time thereof, in accordance with Table 3 Solution Time Factor of the tickets assigned to IDG LATAM.

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(Time Length)	Multiplier or Constant
Measured in hours
Up to 6 Hours	[**]
Between 6.1 and 9 hours	[**]
Between 9.1 and 12 Hours	[**]
Between 12.1 and 24 Hours	[**]
More than 24 hours	[**]

Table 3. Solution time factor of tickets assigned to IDG LATAM

Note: In order to calculate measurement of indicators, tickets having the following as failure source, will not be taken into consideration:

•	Design off-specs operation of Equipment (mishandled or vandalism).

•	Failure reports on Equipment diagnosed without failure when checked during technical intervention.

•	Tickets belonging to RBSAS’s system (FCS, RBAPI, communications infrastructure, LSAM, OLSAM and Electric Power Supply).

•	Tickets which solution depends on third parties causing the delay, for example, IDG LATAM personnel arriving at site have to wait for the person in charge of the station to access the Equipment and proceed with the solution.

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

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SCHEDULE 9. MINUTES OF ACCEPTANCE

For purposes of the developing and executing the Contract, the following Minutes of Acceptance shall be taken into consideration:

A.	STARTING PHASE

This phase is the definition of the physical and logical components of the Equipment, and starts with the contract signing.

During this phase, RBSAS and IDG LATAM, shall execute the following documents:

•	Final Acceptance of Equipment Design, where RBSAS shall accept the mechanical design and structure, components distribution, the ergonomics, the environmental compliance, and all other aspects of the design of the Equipment. This acceptance is required to initiate the Equipment manufacturing.

•	Final Acceptance of User Experience, where RBSAS confirms the elements that constitute user interaction with the interface of the Equipment. With this document the system’s business rules within the system will be confirmed.

•	Final Software Certification, where RBSAS certifies the correct operation of the Equipment, prior to their placement into production. It is worth noting that this minute enables the installation of all the Equipment, regardless of whether the certification test was performed to a single Equipment.

B. IMPLEMENTATION PHASE

This phase is comprised by the actions necessary for the preparation of the physical spaces and logical environment of installation, manufacturing, dispatching logistic processes, transportation, importation and availability of the Equipment for its later installation. The Minutes that concern this phase are:

•	Equipment Installation Plan Acceptance: This document will be subscribed, which contains the list of physical locations where the Equipment will be installed in accordance with Schedule 5 as well as its installation dates and routes.

•	Security Elements Delivery Confirmation: IDG LATAM, whereby confirms receipt of (LSAM), (OLSAM), Cards & Configuration Parameters required for proper Equipment customization and installation.

C. OPERATIONAL PHASE

It is defined as the phase in which Equipment is made available to RBSAS and Service starts.

•	Notice of Equipment Availability: IDG LATAM will deliver to RBSAS the inventory of Equipment available duly legalized in country together with the shipping list of . The filing of this document will evidence availability of each piece of Equipment for installation, pursuant to those dates agreed in the Timetable referred to in Schedule 10.

•	Act of Installation and Commissioning: This Act will be signed by RBSAS and IDG LATAM authorized personnel at installation and commissioning for each piece of Equipment in the appointed locations. Once this Act has been signed, it will be understood by the Parties, of the formal initiation of the provision of the Service of Physical Availability by a piece of Equipment, as well as its corresponding invoice.

•	Act of Service Provision Initiation: This Act will be signed, for each of the pieces of Equipment, by the personnel of RBSAS and IDG LATAM which are authorized for the formalization of the delivery of operating Equipment, in the appointed spaces. Once this Minute has been signed, the formal initiation of the provision of the Maintenance Services for said Equipment, will be effective between the Parties, as well as its corresponding invoice.

•	Provisional Acceptance of the System and Release of the Performance Bond: Which will be developed by the Parties, within the six (6) months, term that may be extended according to that provided in the Contract, following the physical and logical installation of the Equipment, once their installation as well as their operation is proved, which are in accordance with the purpose of the Contract, once this provisional acceptance is signed, it will release the Performance Bond.

•	Final Acceptance Minute of the System: The Final Acceptance of the System will be signed by the Parties and will be given when all the non-relevant items in the provisional acceptance have been resolved, notwithstanding the updates or amendments to the resulting system, in accordance with the Contract.

PROVISIONAL ACCEPTANCE ACT OF THE SYSTEM AND RELEASE OF THE PERFORMANCE BOND

This Provisional Acceptance Act (the “Act”) is entered into between RECAUDO BOGOTA S.A.S. and ID GLOBAL LATAM S.A.S.

The following list contains the prerequisites that are used for the Act, which refers to the conditions needed to have a Technological Solution that is functional in essence, and which are taken for reference in the Provisional System Acceptance, which is consisting of hardware and software of the Equipment, the system of monitoring and electrical backup of the Equipment (the “System”).

Both parties state that:

1.	The installed Equipment has the functionalities needed for the proper operation of the system:

FUNCTIONALITIES	ACCEPTANCE
a) Bills acceptance
b) Coin Accpetance
c) Change return in the Plus model
d) Cards sale in the Plus model
e) Card Recharge
f) Balance inquiry
g) Black List Management

These functionalities are not affected by general errors or crashes of the system delivered by IDG LATAM or the peripherals and that could stop the operation in high impact.

2.	The back-end technological infrastructure delivered by IDG LATAM that supports the software applications, in concordance with the Contract and its Schedules:

FUNCTIONALITIES	ACCEPTANCE
a) The infrastructure does not show any general failure that impedes the support of the basic functionalities mentioned above
b) The infrastructure consists of servers, data storage systems and backup systems

3.	There is not any catastrophic failure that impedes the proper operation of the system.

Note: The failure, errors or crashes in the Fare Collection System “FCS”, networking and communication devices, electrical power grid or other components within the responsibility of RBSAS and that are not in control of IDG LATAM, cannot be used to condition the subscription of the Act.

The parties responsible sign this Provisional Acceptance Act, which implies the release of the Performance Bond, in concordance with the part A, Clause Twenty-two of the Contract for the Provision of Cash Collection Services subscribed between RECAUDO BOGOTA S.A.S. and ID GLOBAL LATAM S.A.S.

IN WITNESS THEREOF, this document is signed in the city of Bogotá, in two counterparts of the same tenor and value on the ___ day of __________ of 2017.

RBSAS,	IDG LATAM,

Name:	Name:
Title:	Title:
C.C.	C.C.

SCHEDULE 10. DELIVERIES AND THEIR PENALTIES TIMETABLE (SCHEDULE)

In this Schedule, the equipment delivery timeframes and installation of the Equipment on behalf of IDG LATAM, are defined, once the Contract and the final acceptance act of the design of the Equipment (Schedule 9) is subscribed, which corresponds to the times established in the bid of IDG LATAM.

The following chart sets the delivery times for three (3) lots/batches, with the determined amount of Equipment:

[**]

The delivery and installation plan is divided into 3 lots/batches with a total duration [**].

The chart above defines the timeframe when the Equipment will be available for installation in the warehouse IDG LATAM provides, in the city of Bogota. This installation by IDG LATAM, will be carried out in the periods established for each of the deliveries of each lot. The installation of the third lot, of 240 Equipment, will be carried out in four weeks.

If after seven (7) calendar days as from the mutually agreed to installation scheduled date of each piece of Equipment, RBSAS has not properly made available the physical sites and carried out the logical configurations for the proper installation and operation of some of the Equipment, IDG LATAM will invoice RBSAS for the Physical Availability Service of each of the pieces of Equipment that have been provided by RBSAS, IDG LATAM shall provide the Notice of equipment availability according to Annex No. 9. The foregoing for considering that the Equipment is ready to be installed and configured for the provision of the service in the agreed term, and its delay to set it in operation does not depend in any way of IDG LATAM.

The payment corresponding to the above paragraph, shall be done within ten (10) days following the filing of the invoice at RBSAS’s office.

Equipment to be installed shall be tested and certified for installation through a minute signed by the Parties.

In the event of delay in the availability, delivery and installation of the Equipment due to IDG LATAM, or did it does deliver and install the Equipment, according to the schedule in this annex, IDG LATAM shall pay a penalty for a sum of [**] ($[**]COP) for each day of delay for each machine. The payment of this penalty will be carried out through electronic deposit or transfer to the account provided by RBSAS at the time of payment.

The billing for Physical Availability Equipment Service will be free of penalties. However, RBSAS shall pay IDG LATAM this concept, once the Equipment is installed.

SCHEDULE 11. SERIOUS BREACHES

One of the Parties may declare the Contract termination when the other Party incurs a serious breach of its contractual obligations, subject to compliance with the following provisions:

Causes attributable to IDG LATAM:

1.	If the monthly failure index, during three (3) successive months, were higher than 2, in accordance with the monthly failure index Penalty Table in Schedule 8, it shall be deemed as a serious breach cause in accordance with those provisions set forth in the second paragraph of Clause Fourteen of the Contract, subject to IDG LATAM’s right and opportunity to remedy such breach, in the following manner:

In order to remedy said breach, IDG LATAM shall within five (5) days of RBSAS serving notice of the second consecutive month of the presumed breach under this paragraph, submit a remediation work plan to RBSAS for its approval, which approval shall not be unreasonably withheld, and thereafter IDG LATAM shall diligently proceed to implement such Remediation Plan which, in turn, must be effective to prevent further occurrence of the alleged breach.

The breach shall be fully remedied when IDG LATAM shall prove that it adopted all the necessary and sufficient measures to remedy such contingency effectively. Provided however that if IDG LATAM is not able to show that the remediation plan has been effectively implemented to prevent the recurrence of the alleged breach within twenty (20) days after approval of the plan by RBSAS, then RBSAS may give notice terminating the Contract under Clause Fourteen of the Contract.

In any case, the aforementioned failure correction procedure shall be executed within three (3) consecutive months of the presumed non-compliance, so shall not be considered as a serious breach.

2.	In the event that ID Global Solutions Corporation and SLABB INC. do not enter into an agreement pursuant to Schedule 2 within the period set forth in Clause Fourteen of the Contract.

3.	In the event IDG LATAM fails to comply with its responsibilities within the service hours set by the TMSA, three (3) times in one month for the operation of the money collection subsystem through the Equipment, as described below:

a.	For not providing the service to the user within those service hours set forth by TRANSMILENIO S.A., at the system Gates and Stations, pursuant to Schedule 1.

b.	For not selling or not recharging the means of payment, in accordance with those functionalities set forth for each type of Equipment.

Subject to IDG LATAM’s right and opportunity to remedy such breach, in the following manner.

In order to remedy said breach, IDG LATAM shall within two (2) days of RBSAS serving notice of the second consecutive occasion of the presumed breach under this paragraph, submit a remediation work plan to RBSAS for its approval, which approval shall not be unreasonably withheld, and thereafter IDG LATAM shall diligently proceed to implement such remediation plan which, in turn, must be effective to prevent further occurrence of the alleged breach.

The breach shall be fully remedied when IDG LATAM shall prove that it adopted all the necessary and sufficient measures to remedy such contingency effectively. Provided however that if IDG LATAM is not able to show that the remediation plan has been effectively implemented to prevent the recurrence of the alleged breach within ten (10) days after approval of the plan by RBSAS, then RBSAS may give notice terminating the Contract under Clause Fourteen of the Contract.

In any case, the aforementioned failure correction procedure shall be executed within the same month, so shall not be considered as a serious breach.

4.	For not constituting and maintaining the performance bond of the Contract, third party liability, and salaries, social benefits and compensations guarantees in force, set forth in Clause Twenty Two of the Contract.

5.	For failing to comply with those provisions set forth in Schedule 13 related to reconfiguration of the 80 pieces of Equipment/machines included in the Leasing Contract with purchase option of the Self-Service Devices.

In order to mitigate and solve the eventual fact causing the serious breach, IDG LATAM shall submit to RBSAS a work plan enabling to resolve the fact causing the breach and shall be approved and accepted in writing by RBSAS for its implementation.

6.	Failure to comply with or omission in applying policies, functions, processes and responsibilities inherent to SARLAFT.

When such failure to comply causes a serious impact on the public service provided by RBSAS under its SIRCI Concession Contract, RBSAS may not pay IDG LATAM’s invoicing for the Maintenance Services provided in connection with this Contract.

In the event those breached described herein do not cause any serious impact on the public service, RBSAS will continue to pay IDG LATAM its monthly invoicing, provided that it submits an action plan solving effectively the fact causing the breach within a maximum period of thirty (30) calendar days.

Causes Attributable to RBSAS:

1.	For not paying, or not carrying out the payment in a maximum period of sixty (60) days, IDG LATAM for the services provided in the development and execution of this Contract.

2.	For making modifications, both to the RBAPI (Application Programming Interface) and the FCS, without informing them with due anticipation to IDG LATAM. The term to make adjustments is of fifteen (15) days as from the date of notification thereof.

However, in the event that Transmilenio S.A., in its capacity of Management Entity of the Integrated Public Transport System of Bogota, gives an instruction by virtue of the public service being provided and needs to be followed in a timeframe less than the aforementioned 15 days, IDG LATAM shall comply with the requirement within the time required by TRANSMILENIO S.A.

Annex No. 12

[**]

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.

SCHEDULE 13. RECONFIGURATION OF SELF- SERVICE DEVICES

As to the obligation of reconfiguration of eighty (80) pieces of Equipment/machines pursuant to item 19 of Clause Five of the Contract, IDG LATAM states that:

1.	It is fully informed of the "LEASING WITH A PURCHASE OPTION CONTRACT FOR SELF-SERVICE DEVICES" dated September 8th (eight) of 2015, and their respective assignments namely, on the one hand Consortium/JV between HANCO TECHNOLOGIES S.A.S. and IDGlobal Solutions Corporation to IDGS S.A.S. dated March 3rd (third) of 2016, and on the other, BASETEK S.A.S. to RECAUDO BOGOTA S.A.S. dated June 14th (fourteenth) of 2016.

2.	It entered into an agreement with IDGS S.A.S., owner of the ""LEASING WITH A PURCHASE OPTION CONTRACT FOR SELF-SERVICE DEVICES" pursuant to which it binds itself with RBSAS to Reconfigure all “Self-Service Devices".

3.	Reconfiguration activities consists of:

a.	Changing the outer metal structure containing such devices related components, with one of the same characteristics than those of the Equipment subject matter of this Contract.

b.	Changing bill acceptors, with components to be used in ATM Agilizadores and modifications required in the coin validator.

c.	Carrying out other necessary modifications by using existing components that have demonstrated stability and correct functionality in operation.

d.	Modifying the cash collection system model going from a pouch model to a stacker system.

4.	Reconfiguration of eighty (80) pieces of equipment/machines be done gradually as from the date on which, the Service Provision Commencement Minute of the last piece of Equipment out of the 740 pieces of Equipment subject matter of the Contract is signed, in accordance with the communication of reference "ATMs Design Improvements - Proposal of 740 units and improvements to the existing 80 ATMs in Operation." dated August 18th of 2016. The total reconfiguration of the eighty (80) pieces of equipment shall be made within six (6) months following the signing of the Act of Service Provision Initiation, for which the parties will sign an Act of Equipment Reconfiguration Delivery. In the event that the reconfigured Equipment is not delivered or the Acceptance of Delivery of Reconfiguration Certificate is not subscribed for causes attributable to IDG LATAM, the provisions of Schedule 11 of the Contract shall apply.

5.	Reconfiguration activities shall be carried out at IDG LATAM’s own account and risk, in compliance with that obligation set forth in item 19 of Clause Five of the Contract.

6.	Eighty (80) pieces of Equipment/machines shall be upgraded and synchronized with the Service Provision Contract related Equipment software.

SCHEDULE 14. SECRECY AGREEMENT BETWEEN ID GLOBAL LATAM S.A.S. AND

RECAUDO BOGOTA S.A.S.

On the one hand, RECAUDO BOGOTA S.A.S., a corporation with main domicile in the city of Bogotá, existing and legally organized under the laws of the Republic of Colombia, identified with T.I.N. 900.453.688-5, legally represented by JAVIER CANCELA FRÍAS, with alien card 420.859, in his capacity of Legal Representative, party who hereinafter will be called RBSAS.

And on the other, ID GLOBAL LATAM S.A.S (hereinafter so called IDG LATAM), a corporation with its main domicile in the city of Bogotá D.C., incorporated under document issued by the Shareholders Meeting held on May 20 of 2014, registered under number 01844129 of June 13 of 2014 , book IX of the Chamber of Commerce of Bogotá, existing and legally organized under the laws of the Republic of Colombia, identified with T.I.N. 900.740.830-6 legally represented by RICARDO ADOLFO GALEANO ARIAS, with citizenship card number 79.417.827 issued in the city of Bogotá D.C.

Who for purposes of this Agreement shall be called THE PARTIES.

DEFINITIONS

a. DISCLOSING PARTY: Either Party hereto providing CONFIDENTIAL INFORMATION to the other by means of any of those mechanisms set forth in this Agreement shall constitute in a DISCLOSING PARTY.

b. RECEIVING PARTY: Either Party hereto receiving CONFIDENTIAL INFORMATION from the other shall constitute in a RECEIVING PARTY.

c. NEGOTIATION PROCESS: Means the process of conversations and interaction between the PARTIES with which the possibility of developing products, services and/or business together is explored, hereinafter the Project.

RECITALS

I. THE PARTIES may receive information each about the other party, in respect of technical, economic and project planning aspects, among others, under the terms and conditions set forth in this Agreement.

II. In development of this Agreement, both Parties may become a Disclosing and Receiving Party of the information related to their businesses, activities and/or projects as defined hereinafter in this document.

III. It is their will to enter into this Agreement voluntarily; therefore, it is free from error, force, willful misconduct, bad faith or violence.

Consequently, the Parties prior the aforementioned recitals agree to the following:

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CLAUSES

ONE: - PURPOSE OF THE AGREEMENT: THE PARTIES hereto bind themselves not to disclose to any third party and keep as confidential any information, either verbal or written, that each Party hereto receives from the other Party (including any type of report, article or document prepared by either of them), which is classified either as confidential or already is confidential for its nature and content herein in respect of planning, development, expansion, implementation and/or construction of networks or telecommunications solutions as well as in respect of the operation, provision and/or distribution of telecommunications services. This obligation shall not apply to information that is already of public domain on the date this Agreement is signed or is made public for reasons other than non-compliance with this Agreement.

TWO.-DURATION: The mutual confidentiality obligation borne by THE PARTIES under this Agreement shall remain in force for the term of the Contract, being it understood as the one during which it remains in force, and three (3) additional years after its close-out.

THREE.- CONFIDENTIAL INFORMATION: is any information disclosed by one Party to the other, directly or indirectly, in writing, verbally or by inspection of tangible objects, including but not limited to documents, prototypes, samples, plants and equipment, research, product plans, products, services, customer lists, software developments, inventions, processes, designs, drawings, engineering, hardware configuration, finance or marketing materials, which are classified as "Confidential", "Property of" or any similar designation. Confidential information may include information disclosed to the Disclosing Party by third parties.

Confidential information, however, may not include any information that (i) is publicly known and made generally available and of public domain prior to the time of disclosure by the Disclosing Party; (Ii) becomes publicly known and made generally available after disclosure by the Disclosing Party to the Receiving Party without any action or inaction of the Receiving Party; (iii) is currently in possession of the Receiving Party at the time of disclosure by the Disclosing Party as shown in files and records of the Receiving Party immediately prior to the time of disclosure; (Iv) is obtained by the Receiving Party from a third party without breach of the confidentiality obligations of the third party; (V) is independently developed by the Receiving Party without using or making reference to confidential information of the Disclosing Party, as shown in documents and other evidence in possession of the Receiving Party; or (vi) which disclosure is required by the law, provided that, the Receiving Party gives the Disclosing Party prompt written notice of this requirement and assistance in obtaining an order protecting the information from public disclosure.

FOUR.- NO USE AND NON DISCLOSURE: The Parties hereto may not use Confidential Information of the other for any purpose except to evaluate and participate in discussions regarding a potential business relationship between the Parties. Neither Party shall disclose any confidential information of the other Party to third parties. Should any Party make copies of confidential information from the other Party, those copies shall be confidential information and any and all brands of confidentiality in said documents shall be kept. Neither Party may apply reverse engineering, disassemble or decompile any prototypes, software or other tangible objects comprising the other Party’s confidential information, and which are provided to said Party under those provisions set forth in this document.

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FIVE.- PRESERVATION OF CONFIDENTIALITY: Each Party shall take reasonable steps to protect secrecy and avoid disclosure and unauthorized use of the other Party’s confidential information. Without limiting the foregoing, each Party shall take at least those measures necessary to protect its highly confidential information, and shall promptly notify the Disclosing Party of any misuse or misappropriation of confidential information which it is aware. Each Party will disclose confidential information only to those officers, directors, employees and contractors required to have the information in order to evaluate or have discussions concerning the business relationship foreseen, and such Party shall be responsible for compliance with the terms of this Agreement by its agents, directors, employees and contractors.

SIX.- LIABILITY: In case of any infringement, either real or eventual, of this commitment by the "Receiving Party", the "Disclosing Party " is entitled to request protection in either a preventive and/or final, against such violation without prejudice of any other right or remedy conferred to them by the law.

The Parties hereby undertake to indemnify the other Party for any damage caused for breaching this Confidentiality Agreement conditions.

SEVEN.- RETURN OF INFORMATION: In the event of termination of the Project or by express and written request to the RECEIVING PARTY by the DISCLOSING PARTY, the former shall return immediately to the latter all Confidential Information that has been delivered, as well as all written material containing or reflecting any Confidential Information. The RECEIVING PARTY will return the information within five (5) business days at the latest after having received the written requirement to that effect.

THE RECEIVING PARTY shall not keep copies, extracts or partial or total reproductions of Confidential Information. All documents, communications, analyses, notes, studies, and the other written documents prepared by THE RECEIVING PARTY or its representatives, based on the DISCLOSING PARTY’s Confidential Information, will be destroyed. THE RECEIVING PARTY shall notify in writing to THE DISCLOSING PARTY, as appropriate, about such destruction, within the same timeframe for returning of the information herein stated.

EIGHT.- GOVERNING LAW AND DISPUTE RESOLUTION: This Agreement is governed and construed by the laws of the Republic of Colombia. Las Parties hereto agree that in the event of differences or discrepancies between them derived from this Agreement, they shall be resolved through amicable or direct arrangement. For this purpose, the Parties shall have a period of fifteen (15) calendar days extendable by mutual agreement, to resolve the problem. If no agreement is reached, the Parties individually or jointly will call an Arbitration Tribunal, indicating the subject matter of Arbitration in order to settle any dispute or discrepancy between them derived in connection with this Agreement, pursuant to the following rules:

(a) The Arbitration seat will be the city of Bogota. The Arbitration will be conducted by “Centro de Arbitraje y Conciliación de la Cámara de Comercio de Bogotá” (Arbitration and Conciliation Center of the Chamber of Commerce of Bogotá), and in accordance with its regulations.

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(b) The Arbitration Tribunal will consist of one (1) arbitrator appointed by the Parties mutual agreement. In the absence of any agreement between them, the Parties delegate the arbitrator’s appointment to “Centro de Arbitraje y Conciliación de la Cámara de Comercio de Bogotá”, among those arbitrators registered in their lists in a whole, in accordance with the Regulations of “Centro de Arbitraje y Conciliación de la Cámara de Comercio de Bogotá”. The arbitrator shall decide at law and shall be a Colombian attorney.

(c) The Arbitration Tribunal shall follow those provisions set forth in this Clause as well as legal provisions applicable.

NINE.- ENTIRETY AND SEVERABILITY OF THE AGREEMENT: The Parties agree that those provisions set forth in this Confidentiality Agreement shall prevail over any agreement, contract or previous verbal or written agreement between the Parties. Should any provision of this Agreement be ineffective, void or non-existent or could not be enforceable under the laws of the Republic of Colombia, the remaining provisions shall not be deemed invalid unless this document may not be executed without the ineffective, null, non-existent or unenforceable provision.

TEN.- ASSIGNMENT: Neither Party may assign or transfer either in whole or in part those rights and obligations derived from this Agreement without prior written consent from the other.

ELEVEN.- ASSEMBLY: This Agreement may be terminated in the following events:

a) By the Parties mutual agreement.

b) For failure to comply with the confidentiality obligation.

c) For expiry of its duration.

d) In the event the Parties do not reach agreement in the negotiation.

TWELVE.- NOTICES AND ADDRESSES: All notices and notifications that the Parties send each other in connection with this Agreement, shall be in writing and sent by special courier, as certified mail with return receipt or hand delivered with acknowledgment of receipt at the following addresses:

RECAUDO BOGOTÁ S.A.S.

Address: Calle 73 No.7-31 Piso $ Bogotá

Telephone Number: 3849280

E-mail address: recaudobogotsas@gmail.com

ID GLOBAL LATAM S.A.S

Address: Calle 109 # 19-48, Oficina 302

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Telephone Number: 3849280

E-mail: administracion@idglobal.com.co

INWITNESS THEREOF, the Parties hereto sign this Agreement in two counterparts of the same tenor this thirty (30th) day of December of 2016.

By Recaudo Bogotá S.A.S.,	By IDG LATAM S.A.S.

JAVIER CANCELA	RICARDO ADOLFO GALEANO ARIAS

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SCHEDULE 15. UPS SUPPLY

IDG LATAM will provide RBSAS through a third party (the Supplier), up to one hundred and fifty (150) pieces of equipment of uninterrupted power support with their respective external battery banks and all their components (the "UPSs"), which will be under RBSAS mere possession, and may not exceed the amount of [**] (COP$[**]). Regarding the above, RBSAS recognizes that UPSs’ property title belongs to IDG LATAM.

Similarly, IDG LATAM grants RBSAS the special and free mandate based on what is referred in Article 2142 of the Civil Code, so that RBSAS manages and selects the Supplier responsible for the provision, delivery, installation, start-up and maintenance of each UPS, and coordinate the installation and plans during the term of the Contract at the trunk stations of the massive transport system of Bogotá previously defined by RBSAS. Likewise, this mandate comprises the authority for RBSAS to be in the capacity to manage tasks related to contracting activities, requesting and obtaining guarantees directly to the Supplier or competent authorities, acquisition and/or supply (provision) of spare parts, maintenance and, in general, any other activity required for the Supplier to assure the proper operation of UPSs with their respective external battery banks. Thus, any additional cost, associated with the mentioned management for ensuring the proper operation of the UPS, will be in charge of RBSAS.

The UPSs and external battery banks to be provided shall meet the following specifications:

1.	True On-Line and double conversion technology with automatic by-pass.

2.	Capacity of three (3) KVA or six (6) KVA, according to technical considerations made by RBSAS related to system requirements.

3.	Two (2) hours of autonomy at full load with an external battery bank comprised of dry cell batteries free of maintenance.

4.	They should have built-in power filters, or as an additional component, in order to protect equipment from dirty energy (noise, sags, swells, transient peaks, fluctuations, harmonics, etc.).

5.	The UPSs and external battery banks shall have a robust and useful design to be used in racks.

6.	Output harmonic distortion for linear loads shall be as a maximum of 4% and non-linear loads as a maximum of 6%.

7.	Output voltage: 110V adjustable to 100V / 120V / 127V +/- 10% with sinusoidal waveform.

8.	Frequency between ranges 60 Hz +/- 0.5%

9.	Ethernet communication port to monitor events and UPS remote control.

10.	Monitoring Software equipment licensing.

11.	The UPSs shall be sized, designed and certified to operate under those typical environmental conditions in the city of Bogota.

Once UPSs payment has been made, either in whole or in part, by IDG LATAM to the Supplier, the parties hereto will draw up a formal Minute that will be the basis for IDG LATAM to start invoicing UPSs in accordance with the UPS Payment Table included in Schedule 12. IDG LATAM shall deliver a document that proves that the payment has been carried out to the Supplier, which will be an essential part of the Minute mentioned in this Paragraph.

It is understood that the physical delivery of the UPS by the Supplier to RBSAS as well as the operation (pursuant to technical specifications), maintenance and other obligations derived from the UPSs’ possession will be responsibility of RBSAS.

Given the above, in the event there is an impact or incidence on service levels resulting from poor operation of UPSs, IDG LATAM shall not be responsible for such fact, since its obligation corresponds only to make the UPSs physically available. As a consequence of the foregoing, RBSAS exonerates IDG LATAM, as from now, from any commercial or civil liability, solely and exclusively in respect of the operation, supply, operation, start-up and maintenance of UPS. It is fully established that the penalties / fines mentioned in this Contract will not be applicable in any case, against IDG LATAM in that regarding the operation, failures and maintenance of the UPS.

Also, in the event that the ATMs experience any failure in their electrical system or in any of its components attributable to the performance of UPSs destined for the stations, it will not be attributable as a responsibility of IDG LATAM, reason for which it must be solved by the Supplier or by RBSAS, as appropriate (applicable).

UPS PAYMENT

From the full or partial payment of the UPSs, on behalf of IDG LATAM to the Supplier, RBSAS will pay monthly to IDG LATAM the amount equivalent to UPSs chosen by the latter, which may not exceed the amount stablished in Schedule 12. The amount to be paid by RBSAS on the account of UPSs will be updated annually according to the Consumer Price Index (CPI) pursuant to DANE’s (National Administrative Department of Statistics) certification. Should RBSAS require modifications to UPSs, it will be responsible for covering additional costs derived from such changes.

** The information omitted is confidential in nature and has been omitted.  ID Global Solutions Corporation, the parent company of ID Global LATAM S.A.S., has filed the omitted portion with the Securities and Exchange Commission requesting confidential treatment.